As filed with the Securities and Exchange Commission on January 16, 2020

File No. 33-46080

811-06125

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 34

TO

Form S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF

SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of Trust:

SPDR S&P 500 ETF TRUST

(formerly known as SPDR TRUST SERIES 1 prior to January 27, 2010)

(I.R.S. Employer Identification Number: 13-3574560)

B.	Name of Depositor:

PDR SERVICES LLC

C.	Complete address of Depositor’s principal executive office:

PDR SERVICES LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, New York 10005

D.	Name and complete address of agent for service:

Sherry J. Sandler, Esq.

PDR SERVICES LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, New York 10005

Copy to:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485.

E.	Title of securities being registered:

An indefinite number of Units pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F.	Approximate date of proposed public offering:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

☐	Check box if it is proposed that this filing will become effective on [date] at [time] pursuant to Rule 487.

SPDR S&P 500 ETF TRUST

Cross Reference Sheet

Pursuant to Regulation C

Under the Securities Act of 1933, as amended

(Form N-8B-2 Items required by Instruction 1

as to Prospectus in Form S-6)

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus
I. Organization and General Information

1. (a) Name of Trust	Registration Statement Front Cover

(b) Title of securities issued	Registration Statement Front Cover

2. Name, address and Internal Revenue Service Employer Identification Number of depositor	Sponsor

3. Name, address and Internal Revenue Service Employer Identification Number of trustee	Trustee

4. Name, address and Internal Revenue Service Employer Identification Number of principal underwriter	*

5. State of organization of Trust	Organization of the Trust

6. (a) Dates of execution and termination of Trust Agreement	Organization of the Trust

(b) Dates of execution and termination of Trust Agreement	Same as set forth in 6(a)

7. Changes of name	*

8. Fiscal Year	*

9. Material Litigation	*

II. General Description of the Trust and Securities of the Trust

10. (a) Registered or bearer securities	Summary—Voting Rights; Book-Entry-Only System; Book-Entry-Only System

(b) Cumulative or distributive	Summary—Dividends; Dividends and Distributions; Additional Information Regarding Dividends and Distributions

(c) Rights of holders as to withdrawal or redemption	Summary—Redemption of Units; Purchases and Redemptions of Creation Units—Redemption

(d) Rights of holders as to conversion, transfer, etc.	Summary—Redemption of Units; Purchases and Redemptions of Creation Units—Redemption; Trust Agreement

(e) Lapses or defaults in principal payments with respect to periodic payment plan certificates	*

(f) Voting rights	Summary—Voting Rights; Book-Entry-Only System; Trust Agreement

(g) Notice to holders as to change in:

(1) Composition of Trust assets	*

(2) Terms and conditions of Trust’s securities	Summary—Amendments to the Trust Agreement; Trust Agreement—Amendments to the Trust Agreement

(3) Provisions of Trust Agreement	Same as set forth in 10(g)(2)

(4) Identity of depositor and trustee	Sponsor; Trustee

(h) Consent of holders required to change:

(1) Composition of Trust assets	*

(2) Terms and conditions of Trust’s securities	Summary—Amendments to the Trust Agreement; Trust Agreement—Amendments to the Trust Agreement

(3) Provisions of Trust Agreement	Same as set forth in 10(h)(2)

(4) Identity of depositor and trustee	Sponsor; Trustee

*	Not applicable, answer negative or not required.

i

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus
(i) Other principal features of the securities	Summary—The Trust’s Investments and Portfolio Turnover;
Summary—Redemption of Units; Summary—Amendments to the Trust Agreement; Purchases and Redemptions of Creation Units; Trust Agreement

11. Type of securities comprising units	Summary—The Trust’s Investments and Portfolio Turnover; Portfolio Adjustments

12. Certain information regarding securities comprising periodic payment certificates	*

13. (a) Certain information regarding loads, fees, expenses and charges	Summary—Fees and Expenses of the Trust; Summary—The Trust’s Investments and Portfolio Turnover; Expenses of the Trust; Purchases and Redemptions of Creation Units—Redemption

(b) Certain information regarding periodic payment plan certificates	*

(c) Certain percentages	Same as set forth in 13(a)

(d) Reasons for certain differences in prices	*

(e) Certain other loads, fees, or charges payable by holders	*

(f) Certain profits receivable by depositor, principal underwriters, custodian, trustee or affiliated persons	Summary—The Trust’s Investments and Portfolio Turnover; Portfolio Adjustments—Adjustments to the Portfolio Deposit

(g) Ratio of annual charges and deductions to income	*

14. Issuance of Trust’s securities	Purchases and Redemptions of Creation Units—Purchase (Creation)

15. Receipt and handling of payments from purchasers	Purchases and Redemptions of Creation Units

16. Acquisition and disposition of underlying securities	Purchases and Redemptions of Creation Units;

Portfolio Adjustments; Trust Agreement

17. (a) Withdrawal or redemption by holders	Trust Agreement; Purchases and Redemptions of Creation Units—Redemption

(b) Persons entitled or required to redeem or repurchase securities	Same as set forth in 17(a)

(c) Cancellation or resale of repurchased or redeemed securities	Same as set forth in 17(a)

18. (a) Receipt, custody and disposition of income	Additional Information Regarding Dividends and Distributions—General Policies

(b) Reinvestment of distributions	Dividends and Distributions—No Dividend Reinvestment Service

(c) Reserves or special funds	Same as set forth in 18(a)

(d) Schedule of distributions	*

19. Records, accounts and reports	The S&P 500 Index; Additional Information Regarding Dividends and Distributions—General Policies;
Investments by Investment Companies; Expenses of the Trust

20. Certain miscellaneous provisions of Trust Agreement

(a) Amendments	Trust Agreement—Amendments to the Trust Agreement

(b) Extension or termination	Trust Agreement—Amendments to the Trust Agreement; Trust Agreement—Termination of the Trust Agreement; Organization of the Trust

(c) Removal or resignation of trustee	Trustee

(d) Successor trustee	Same as set forth in 20(c)

(e) Removal or resignation of depositor	Sponsor

(f) Successor depositor	Same as set forth in 20(e)

21. Loans to security holders	*

22. Limitations on liabilities	Trustee; Sponsor

23. Bonding arrangements	*

24. Other material provisions of Trust Agreement	*

III. Organization, Personnel and Affiliated Persons of Depositor

25. Organization of depositor	Sponsor

*	Not applicable, answer negative or not required.

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus
26. Fees received by depositor	*

27. Business of depositor	Sponsor

28. Certain information as to officials and affiliated persons of depositor	Sponsor

29. Ownership of voting securities of depositor	Sponsor

30. Persons controlling depositor	Sponsor

31. Payments by depositor for certain services rendered to Trust	*

32. Payments by depositor for certain other services rendered to Trust	*

33. Remuneration of employees of depositor for certain services rendered to Trust	*

34. Compensation of other persons for certain services rendered to Trust	*

IV. Distribution and Redemption of Securities

35. Distribution of Trust’s securities in states	*

36. Suspension of sales of Trust’s securities	*

37. Denial or revocation of authority to distribute	*

38. (a) Method of distribution	Purchases and Redemptions of Creation Units—Purchase (Creation)

(b) Underwriting agreements	Purchases and Redemptions of Creation Units

(c) Selling agreements	Same as set forth in 38(b)

39. (a) Organization of principal underwriter	Distributor

(b) NASD membership of principal underwriter	Distributor

40. Certain fees received by principal underwriters	*

41. (a) Business of principal underwriters	Purchases and Redemptions of Creation Units; Distributor

(b) Branch offices of principal underwriters	*

(c) Salesmen of principal underwriters	*

42. Ownership of Trust’s securities by certain persons	*

43. Certain brokerage commissions received by principal underwriters	*

44. (a) Method of valuation for determining offering price	Portfolio Adjustments; Determination of Net Asset Value

(b) Schedule as to components of offering price	*

(c) Variation in offering price to certain persons	*

45. Suspension of redemption rights	*

46. (a) Certain information regarding redemption or withdrawal valuation	Determination of Net Asset Value; Purchases and Redemptions of Creation Units—Redemption

(b) Schedule as to components of redemption price	*

47. Maintenance of position in underlying securities	Purchases and Redemptions of Creation Units; Portfolio Adjustments; Determination of Net Asset Value; Additional Information Regarding Dividends and Distributions—General Policies

V. Information Concerning the Trustee or Custodian

48. Organization and regulation of trustee	Trustee

49. Fees and expenses of trustee	Summary—Fees and Expenses of the Trust; Expenses of the Trust; Purchases and Redemptions of Creation Units—Redemption

50. Trustee’s lien	Expenses of the Trust; Purchases and Redemptions of Creation Units—Redemption

VI. Information Concerning Insurance of Holders of Securities

51. (a) Name and address of insurance company	*

(b) Types of policies	*

(c) Types of risks insured and excluded	*

(d) Coverage	*

(e) Beneficiaries	*

(f) Terms and manner of cancellation	*

(g) Method of determining premiums	*

*	Not applicable, answer negative or not required.

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus
(h) Aggregate premiums paid	*

(i) Recipients of premiums	*

(j) Other material provisions of Trust Agreement relating to insurance	*

VII. Policy of Registrant

52. (a) Method of selecting and eliminating securities from the Trust	Purchases and Redemptions of Creation Units; Portfolio Adjustments; Trust Agreement

(b) Elimination of securities from the Trust	Portfolio Adjustments

(c) Policy of Trust regarding substitution and elimination of securities	Portfolio Adjustments; Trust Agreement

(d) Description of any other fundamental policy of the Trust	*

(e) Code of Ethics pursuant to Rule 17j-1 of the 1940 Act	Code of Ethics

53. (a) Taxable status of the Trust	Federal Income Taxes

(b) Qualification of the Trust as a regulated investment company	Same as set forth in 53(a)

VIII. Financial and Statistical Information

54. Information regarding the Trust’s last ten fiscal years	*

55. Certain information regarding periodic payment plan certificates	*

56. Certain information regarding periodic payment plan certificates	*

57. Certain information regarding periodic payment plan certificates	*

58. Certain information regarding periodic payment plan certificates	*

59. Financial statements (Instruction 1(c) to Form S-6)	*

*	Not applicable, answer negative or not required.

Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

SPDR® S&P 500® ETF Trust

(“SPY” or the “Trust”)

(A Unit Investment Trust)

Principal U.S. Listing Exchange for SPDR® S&P 500® ETF Trust: NYSE Arca, Inc. under  the symbol “SPY”

Prospectus Dated January 16, 2020

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Securities of the Trust (“Units”) are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are such Units deposits or obligations of any bank. Such Units of the Trust involve investment risks, including the loss of principal.

COPYRIGHT 2020 PDR Services LLC

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500®”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global, and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC (formerly known as State Street Global Markets, LLC). The Trust is permitted to use these trademarks pursuant to a sublicense from State Street Global Advisors Funds Distributors, LLC. The Trust is not sponsored, endorsed, sold or marketed by S&P, its affiliates or its third party licensors.

i

SUMMARY

Investment Objective

The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).

Fees and Expenses of the Trust

This table estimates the fees and expenses that the Trust pays on an annual basis, which you therefore pay indirectly when you buy and hold Units. It does not reflect brokerage commissions and other fees to financial intermediaries that you may pay for purchases and sales of Units on the secondary markets.

Unitholder Fees:	None
(fees paid directly from your investment)

Estimated Annual Trust Ordinary Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Current Estimated Annual Trust Ordinary Operating Expenses	As a % of Trust Average Net Assets
Trustee’s Fee	0.0494%
S&P License Fee	0.0302%
Marketing	0.0141%
Other Operating Expenses	0.0008%

Total	0.0945%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

Growth of $10,000 Investment Since Inception(1)(2)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997, the Trust’s fiscal year end changed from December 31 to September 30.

The Trust’s Investments and Portfolio Turnover

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the Index.

In this prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by the Trust and make up the Trust’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, the Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”) adjusts the Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. The Trustee or SSBT aggregates certain of these adjustments and makes changes to the Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

The Trust may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual Trust ordinary operating expenses, affect the Trust’s performance. During the most recent fiscal year, the Trust’s portfolio turnover rate was 3% of the average value of its portfolio. The Trust’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units. Portfolio turnover will be a function of changes to the Index as well as requirements of the Trust Agreement (as defined below in “Organization of the Trust”).

Although the Trust may fail to own certain Index Securities at any particular time, the Trust generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of the Trust. See “The S&P 500 Index” below for more information regarding the Index. The Trust does not hold or trade futures or swaps and is not a commodity pool.

Dividends

Payments of dividends are made quarterly, on the last Business Day (as defined in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) of April, July, October and January. See “Dividends and Distributions” and “Additional Information Regarding Dividends and Distributions.”

Redemption of Units

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” See “Purchases and Redemptions of Creation Units — Redemption” and “Trust Agreement” for more information regarding the rights of Beneficial Owners (as defined in “Book-Entry-Only System”).

Voting Rights; Book-Entry-Only-System

Beneficial Owners shall not have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement. See “Trust Agreement.” Units are represented by one or more global securities registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”) and deposited with, or on behalf of, DTC. See “Book-Entry-Only System.”

Amendments to the Trust Agreement

The Trust Agreement (as defined below in “Organization of the Trust”) may be amended from time to time by the Trustee and PDR Services, LLC (the “Sponsor”) without the consent of any Beneficial Owners under certain circumstances described herein. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners to modify the rights of Beneficial Owners under certain circumstances. Promptly after the execution of an amendment to the Trust Agreement, the Trustee arranges for written notice to be provided to Beneficial Owners. See “Trust Agreement — Amendments to the Trust Agreement.”

Principal Risks of Investing in the Trust

As with all investments, there are certain risks of investing in the Trust, and you could lose money on an investment in the Trust. Prospective investors should carefully consider the risk factors described below, as well as the additional risk factors under “Additional Risk Information” and the other information included in this prospectus, before deciding to invest in Units.

Passive Strategy/Index Risk.    The Trust is not actively managed. Rather, the Trust attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Trust will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Trust’s return to be lower than if the Trust employed an active strategy.

Index Tracking Risk.    While the Trust is intended to track the performance of the Index as closely as possible (i.e., to achieve a high degree of correlation with the Index), the Trust’s return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting the Portfolio. In addition, it is possible that the Trust may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted).

Equity Investing Risk.    An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Portfolio unless such issuer is removed from the Index. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Trust Performance

The following bar chart and table provide an indication of the risks of investing in the Trust by showing changes in the Trust’s performance based on net assets from year to year and by showing how the Trust’s average annual return for certain time periods compares with the average annual return of the Index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available online at http://www.spdrs.com.

The total returns in the bar chart, as well as the total and after-tax returns presented in the table, have been calculated assuming that the reinvested price for the last income distribution made in the last calendar year shown below (i.e., 12/20/19) was the net asset value per Unit (“NAV”) on the last Business Day of such year (i.e., 12/31/19), rather than the actual reinvestment price for such distribution which was the NAV on the last Business Day of January of the following calendar year (e.g., 1/31/20). Therefore, the actual performance calculation for the last calendar year may be different from that shown below in the bar chart and table. No dividend reinvestment services are provided by the Trust (see “Dividends and Distributions”), so investors’ performance may be different from that shown below in the bar chart and table.

Annual Total Return (years ended 12/31)

Highest Quarterly Return: 13.58% for the quarter ended March 31, 2019.

Lowest Quarterly Return: –13.84% for the quarter ended September 30, 2011.

Average Annual Total Returns (for periods ending December 31, 2019)

The after-tax returns presented in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the return before taxes due to an assumed tax benefit for a holder of Units from realizing a capital loss on a sale of the Units.

	Past One Year	Past Five Years	Past Ten Years
Trust
Return Before Taxes	31.25%	11.55%	13.40%
Return After Taxes on Distributions	30.68%	11.02%	12.91%
Return After Taxes on Distributions and Sale or Redemption of Creation Units	18.86%	9.09%	11.13%
Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

PURCHASE AND SALE INFORMATION

Individual Units of the Trust may be purchased and sold on NYSE Arca, Inc. (the “Exchange”), under the market symbol “SPY”, through your broker-dealer at market prices. Units trade at market prices that may be greater than NAV (premium) or less than NAV (discount). Units are also listed and traded on the Singapore Exchange Securities Trading Limited (stock code S27), the Tokyo Stock Exchange (code 1557) and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges. Units may be purchased on other trading markets or venues in addition to the Exchange, the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange.

Only certain institutional investors (typically market makers or other broker-dealers) are permitted to purchase or redeem Units directly with the Trust, and they may do so only in large blocks of 50,000 Units known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication of the securities included in the Index.

TAX INFORMATION

The Trust will make distributions that are expected to be taxable currently to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. See “Federal Income Taxes,” below, for more information.

THE S&P 500 INDEX

The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. As of December 31, 2019, the five largest industry groups represented in the Index were: Software & Services 12.46%; Media & Entertainment 8.23%; Pharmaceuticals, Biotechnology & Life Sciences 7.67%; Health Care Equipment & Services 6.54%; and Technology Hardware & Equipment 6.51%. Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of Units or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities by the Trust. The information in this prospectus concerning S&P and the Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the Index for the years 1960 through 2019. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the Index in the future.

THE RESULTS SHOULD NOT BE CONSIDERED REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE TRUST.

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	–11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	–13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	–11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	–17.37	3.06
1974	68.56	117.98	–29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77
1977	95.10	163.66	–11.50	4.62
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	–9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49
1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	–6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	–1.54	2.82
1995	615.93	1,059.92	34.11	2.56

Year	Calendar Year-End Index Value*	Calendar Year-End Index Value 1960=100	Change In Index for Calendar Year	Calendar Year-End Yield**
1996	740.74	1,274.70	20.26%	2.19%
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	–10.14	1.19
2001	1,148.08	1,975.70	–13.04	1.36
2002	879.82	1,514.06	–23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63
2004	1,211.92	2,085.56	8.99	1.72
2005	1,248.29	2,148.15	3.00	1.86
2006	1,418.30	2,440.72	13.62	1.81
2007	1,468.36	2,526.86	3.53	1.89
2008	903.25	1,554.38	–38.49	3.14
2009	1,115.10	1,918.95	23.45	1.95
2010	1,257.64	2,164.24	12.78	1.87
2011	1,257.60	2,164.17	–0.003	2.23
2012	1,426.19	2,454.29	13.41	2.19
2013	1,848.36	3,180.79	29.60	1.89
2014	2,058.90	3,543.10	11.39	2.01
2015	2043.94	3517.36	–0.0073	2.20
2016	2,238.83	3,852.74	9.53	2.10
2017	2,673.61	4,600.95	19.42	1.83
2018	2,506.85	4,313.97	–6.24	2.14
2019	3,230.78	5,559.77	28.88	1.80

*	Source: S&P. Reflects no deduction for fees, expenses or taxes.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the Index.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Capital Gains

Holders of Units receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the Index. Although all such distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the times at which such distributions are made.

Any capital gain income recognized by the Trust in any taxable year that is not distributed during the year ordinarily is distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

The amount of distributions may vary significantly from period to period. Under limited certain circumstances, special dividend payments also may be made to holders of Units. See “Additional Information Regarding Dividends and Distributions.” Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

No Dividend Reinvestment Service

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment program offered by such broker-dealer.

Distributions in cash that are reinvested in additional Units through a dividend reinvestment service, if offered by an investor’s broker-dealer, will be taxable dividends to the same extent as if such dividends had been received in cash.

FEDERAL INCOME TAXES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Units. The discussion below provides general tax information relating to an investment in Units, but it does not purport to be a comprehensive description of all the U.S. federal income tax considerations that may be relevant to a particular person’s decision to invest in Units. This discussion does not describe all of the tax consequences that may be relevant in light of the particular circumstances of a beneficial owner of Units, including alternative minimum tax consequences, Medicare contribution tax consequences and tax consequences applicable to beneficial owners subject to special rules, such as:

•	certain financial institutions;

•	regulated investment companies;

•	real estate investment trusts;

•	dealers or traders in securities that use a mark-to-market method of tax accounting;

•	persons holding Units as part of a hedging transaction, straddle, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Units;

•	U.S. Holders (as defined below) whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;

•	entities classified as partnerships or otherwise treated as pass-through entities for U.S. federal income tax purposes;

•	certain former U.S. citizens and residents and expatriated entities;

•	tax-exempt entities, including an “individual retirement account” or “Roth IRA”; or

•	insurance companies.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Units, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Units and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the Units.

The following discussion applies only to an owner of Units that (i) is treated as the beneficial owner of such Units for U.S. federal income tax purposes, (ii) holds such Units as capital assets and (iii) unless otherwise noted, is a U.S. Holder. A “U.S. Holder” is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

This discussion is based on the Code, administrative pronouncements, judicial decisions, and final, temporary and proposed Treasury regulations all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

Prospective purchasers of Units are urged to consult their tax advisors with regard to the application of the U.S. federal income and estate tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Taxation of the Trust

The Trust believes that it qualified as a regulated investment company under Subchapter M of the Code (a “RIC”) for its taxable year ended September 30, 2019 and intends to qualify as a RIC in the current and future taxable years. Assuming that the Trust so qualifies and that it satisfies the distribution requirements described below, the Trust generally will not be subject to U.S. federal income tax on income distributed in a timely manner to the holders of its Units (“Unitholders”).

To qualify as a RIC for any taxable year, the Trust must, among other things, satisfy both an income test and an asset diversification test for such taxable year.

Specifically, (i) at least 90% of the Trust’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Trust’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested (x) in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of such entity’s gross income for the relevant taxable year consists of Qualifying RIC Income. The Trust’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Trust.

In order to be exempt from U.S. federal income tax on its distributed income, the Trust must distribute to its Unitholders on a timely basis at least 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and its net tax-exempt interest income for each taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and with certain other adjustments. Any taxable income, including any net capital gain, that the Trust does not distribute to its Unitholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Trust has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Trust will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Unitholders, and all distributions out of earnings and profits would be taxable as dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate U.S. Holders and would constitute “qualified dividend income” for individual U.S. Holders. See “Federal Income Taxes — Tax Consequences to U.S. Holders — Distributions.” In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Trust fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

In order to meet the distribution requirements necessary to be exempt from U.S. federal income and excise tax, the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities and may be required to sell securities.

Tax Consequences to U.S. Holders

Distributions.    Distributions of the Trust’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to U.S. Holders as ordinary income to the extent such distributions are paid out of the Trust’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described below), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the U.S. Holder has owned Units. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated as a return of capital that will be applied against and reduce the U.S. Holder’s basis in its Units. If the amount of any such distribution exceeds the U.S. Holder’s basis in its Units, the excess will be treated as gain from a sale or exchange of the Units.

The ultimate tax characterization of the distributions that the Trust makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that the Trust will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. Return-of-capital distributions may result, for example, if the Trust makes distributions of cash amounts deposited in connection with Portfolio Deposits (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”). Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Distributions of the Trust’s “qualified dividend income” to an individual or other non-corporate U.S. Holder will be treated as “qualified dividend income” and will therefore be taxed at rates applicable to long-term capital gains, provided that the U.S. Holder meets certain holding period and other requirements with respect to its Units and that the Trust meets certain holding period and other requirements with respect to the underlying shares of stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Dividends distributed by the Trust to a corporate U.S. Holder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of dividends eligible for the dividends-received deduction received by the Trust and the U.S. Holder meets certain holding period and other requirements with respect to the underlying shares of stock. Dividends eligible for the dividends-received deduction generally are dividends from domestic corporations.

The Trust intends to distribute its net capital gains at least annually. If, however, the Trust retains any net capital gains for reinvestment, it may elect to treat such net capital gains as having been distributed to the Unitholders. If the Trust makes such an election, each U.S. Holder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Trust on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such tax liability. In addition, each U.S. Holder will be entitled to increase the adjusted tax basis of its Units by the difference between its share of such undistributed net capital gain and the related credit and/or refund. There can be no assurance that the Trust will make this election if it retains all or a portion of its net capital gain for a taxable year.

Because the tax treatment of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of the U.S. Holder’s initial investment. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Unitholders of record on a specified date in one of those months, and paid during the following January, will be treated for U.S. federal income tax purposes as having been distributed by the Trust and received by the Unitholders on December 31 of the year in which declared. Unitholders will be notified annually as to the U.S. federal tax status of distributions.

Sales and Redemptions of Units.    In general, upon the sale or other disposition of Units, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or other disposition and the U.S. Holder’s adjusted tax basis in the relevant Units. Such gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant Units was more than one year on the date of the sale or other disposition. Under current law, net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) recognized by non-corporate U.S. Holders is generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Losses recognized by a U.S. Holder on the sale or other disposition of Units held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Units. In addition, no loss will be allowed on a sale or other disposition of Units if the U.S. Holder acquires Units, or enters into a contract or option to acquire Units, within 30 days before or after such sale or other disposition. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

If a U.S. Holder receives an in-kind distribution in redemption of Units (which must constitute a Creation Unit, as discussed in “Purchases and Redemptions of Creation Units — Redemption”), the U.S. Holder will realize gain or loss in an amount equal to the difference between the aggregate fair market value as of the redemption date of the stocks and cash received in the redemption and the U.S. Holder’s adjusted tax basis in the relevant Units. The U.S. Holder will generally have an initial tax basis in the distributed stocks equal to their respective fair market values on the redemption date. The IRS may assert that any resulting loss may not be recognized on the ground that there has been no material change in the U.S. Holder’s economic position. The Trust will not recognize gain or loss for U.S. federal income tax purposes on an in-kind distribution in redemption of Creation Units.

Under U.S. Treasury regulations, if a U.S. Holder recognizes losses with respect to Units of $2 million or more for an individual U.S. Holder or $10 million or more for a corporate U.S. Holder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the U.S. Holder’s treatment of the loss is proper. Certain states may have similar disclosure requirements.

Portfolio Deposits.    Upon the transfer of a Portfolio Deposit (as defined below in “Purchases and Redemptions of Creation Units — Purchase (Creation)”) to the Trust, a U.S. Holder will generally realize gain or loss with respect to each stock included in the Portfolio Deposit in an amount equal to the difference, if any, between the amount received with respect to such stock and the U.S. Holder’s basis in the stock. The amount received with respect to each stock included in a Portfolio Deposit is determined by allocating among all of the stocks included in the Portfolio Deposit an amount equal to the fair market value of the Creation Units received (determined as of the date of transfer of the Portfolio Deposit) plus the amount of any cash received from the Trust, reduced by the amount of any cash that the U.S. Holder pays to the Trust. This allocation is made among such stocks in accordance with their relative fair market values as of the date of transfer of the Portfolio Deposit. The IRS may assert that any loss resulting from the transfer of a Portfolio Deposit to the Trust may not be recognized on the ground that there has been no material change in the economic position of the U.S. Holder. The Trust will not recognize gain or loss for U.S. federal income tax purposes on the issuance of Creation Units in exchange for Portfolio Deposits.

Backup Withholding and Information Returns.    Payments on the Units and proceeds from a sale or other disposition of Units will be subject to information reporting unless the U.S. Holder is an exempt recipient. A U.S. Holder will be subject to backup withholding on all such amounts unless (i) the U.S. Holder is an exempt recipient or (ii) the U.S. Holder provides its correct taxpayer identification number (generally, on IRS Form W-9) and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle the U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Tax Consequences to Non-U.S. Holders

A “Non-U.S. Holder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of Units and is a nonresident alien individual, a foreign corporation, a foreign trust or a foreign estate. The discussion below does not apply to a Non-U.S. Holder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year; a nonresident alien individual who is a former citizen or resident of the United States; an expatriated entity; a controlled foreign corporation; a passive foreign investment company; a foreign government for purposes of Section 892 of the Code or a tax-exempt organization for U.S. federal income tax purposes. Such Non-U.S. Holders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Trust. The U.S. federal income taxation of a Non-U.S. Holder depends on whether the income that the Non-U.S. Holder derives from the Trust is “effectively connected” with a trade or business that the Non-U.S. Holder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder).

If the income that a Non-U.S. Holder derives from the Trust is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Holder (or, if an applicable tax treaty so provides, the Non-U.S. Holder does not maintain a permanent establishment in the United States), distributions of “investment company taxable income” to such Non-U.S. Holder will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable tax treaty).

Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Trust to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the Non-U.S. Holder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

A Non-U.S. Holder whose income from the Trust is not “effectively connected” with a U.S. trade or business (or, if an applicable tax treaty so provides, does not maintain a permanent establishment in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends and any amounts retained by the Trust that are designated as undistributed capital gains. In addition, such a Non-U.S. Holder will generally be exempt from U.S. federal income tax on any gains realized upon the sale or exchange of Units.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Holder), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. Holders. A Non-U.S. Holder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the Units and may be filed in connection with payments of the proceeds from a sale or other disposition of Units. A Non-U.S. Holder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of Units if such Non-U.S. Holder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Holder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding on interest-related dividends, to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Trust distributions pursuant to an income tax treaty, a Non-U.S. Holder must generally deliver to the withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Trust-level taxes imposed on undistributed net capital gain, any withholding taxes or any backup withholding, a Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments of dividends on Units to certain foreign entities (including financial intermediaries) unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). Treasury and the IRS have recently issued proposed regulations that (i) provide that “withholdable payments” will not include gross proceeds from the disposition of property that can produce U.S. source dividends or interest, as otherwise would have been the case after December 31, 2018 and (ii) state that taxpayers may rely on these provisions of the proposed regulations until final regulations are issued. If FATCA withholding is imposed, a beneficial owner of Units that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on their investment in Units.

SPDR S&P 500® ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of the SPDR S&P 500® ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SPDR S&P 500 ETF Trust (the “Trust”) as of September 30, 2019, the related statements of operations and of changes in net assets for each of the three years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of September 30, 2019, the results of its operations and the changes in its net assets for each of the three years in the period ended September 30, 2019, and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 26, 2019

We have served as the auditor of one or more investment companies in the SPDR Funds since 1993.

SPDR S&P 500® ETF Trust

Statement of Assets and Liabilities

September 30, 2019

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$273,446,316,823
Investments in affiliates of the Trustee and the Sponsor, at value	821,033,702

Total Investments	274,267,350,525
Cash	1,114,827,098
Dividends receivable — unaffiliated issuers (Note 2)	236,512,746
Dividends receivable — affiliated issuers (Note 2)	2,147,052

Total Assets	275,620,837,421

LIABILITIES
Payable for investments purchased	37,185,683
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	317,146
Accrued Trustee expense (Note 3)	12,590,011
Accrued Marketing expense (Note 3)	22,557,234
Distribution payable	1,254,640,965
Accrued expenses and other liabilities	34,106,683

Total Liabilities	1,361,397,722

NET ASSETS	$274,259,439,699

NET ASSETS CONSIST OF:
Paid in Capital (Note 4)	$292,854,928,423
Total distributable earnings (loss)	(18,595,488,724)

NET ASSETS	$274,259,439,699

NET ASSET VALUE PER UNIT	$296.82

UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	923,982,116

COST OF INVESTMENTS:
Unaffiliated issuers	$284,405,920,717
Affiliates of the Trustee and the Sponsor (Note 3)	904,772,651

Total Cost of Investments	$285,310,693,368

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Operations

	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$5,569,189,037	$4,995,395,848	$4,737,367,911
Dividend income — affiliates of the Trustee and the Sponsor	14,842,022	13,606,086	11,842,443
Foreign taxes withheld	—	—	(9,787)

Total Investment Income	5,584,031,059	5,009,001,934	4,749,200,567

EXPENSES
Trustee expense (Note 3)	129,443,668	143,201,038	126,137,525
S&P license fee (Note 3)	79,275,442	80,322,526	69,123,020
Marketing expense (Note 3)	36,911,835	22,626,082	18,358,255
Legal and audit fees	605,028	603,472	241,998
Other expenses	1,591,672	4,372,847	2,644,758

Total Expenses	247,827,645	251,125,965	216,505,556

Trustee expense waiver	—	—	(658,036)

Net Expenses	247,827,645	251,125,965	215,847,520

NET INVESTMENT INCOME (LOSS)	5,336,203,414	4,757,875,969	4,533,353,047

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,874,707,476)	(631,225,982)	(1,368,210,820)
Investments — affiliates of the Trustee and the Sponsor	(2,398,982)	(838,353)	(355,947)
In-kind redemptions — unaffiliated issuers	19,405,809,495	37,318,292,156	22,363,636,511
In-kind redemptions — affiliated issuers	39,060,086	142,784,439	89,897,379

Net realized gain (loss)	17,567,763,123	36,829,012,260	21,084,967,123

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(13,388,014,704)	(760,564,842)	12,961,822,882
Investments — affiliates of the Trustee and the Sponsor	(33,757,839)	(158,416,456)	113,290,379

Net change in unrealized appreciation/depreciation	(13,421,772,543)	(918,981,298)	13,075,113,261

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,145,990,580	35,910,030,962	34,160,080,384

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$9,482,193,994	$40,667,906,931	$38,693,433,431

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Statements of Changes in Net Assets

	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,336,203,414	$4,757,875,969	$4,533,353,047
Net realized gain (loss)	17,567,763,123	36,829,012,260	21,084,967,123
Net change in unrealized appreciation/depreciation	(13,421,772,543)	(918,981,298)	13,075,113,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,482,193,994	40,667,906,931	38,693,433,431

NET EQUALIZATION CREDITS AND CHARGES (NOTE 2)	(53,196,888)	2,991,782	57,766,713

DISTRIBUTIONS TO UNITHOLDERS(a)	(5,057,184,141)	(4,894,169,793)	(4,709,369,232)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	487,497,849,720	617,352,015,478	457,292,137,220
Cost of Units redeemed	(497,053,054,235)	(617,035,693,780)	(445,257,589,858)
Net income equalization (Note 2)	53,196,888	(2,991,782)	(57,766,713)

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	(9,502,007,627)	313,329,916	11,976,780,649

NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	(5,130,194,662)	36,090,058,836	46,018,611,561
NET ASSETS AT BEGINNING OF PERIOD	279,389,634,361	243,299,575,525	197,280,963,964

NET ASSETS AT END OF PERIOD(b)	$274,259,439,699	$279,389,634,361	$243,299,575,525

UNIT TRANSACTIONS:
Units sold	1,753,650,000	2,275,100,000	1,958,700,000
Units redeemed	(1,791,100,000)	(2,281,850,000)	(1,902,150,000)

NET INCREASE (DECREASE)	(37,450,000)	(6,750,000)	56,550,000

(a)	For the period ended September 30, 2017, the distributions to unitholders were $4,709,369,232 from net investment income. See Note 7 on the notes to financial statements.
(b)	Distribution in excess of net investment income amounted to $(1,093,659,404) as of September 30, 2017. See Note 7 on the notes to financial statements.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15
Net asset value, beginning of period	$290.60	$251.30	$216.40		$191.77	$196.98

Income (loss) from investment operations:
Net investment income (loss)(a)	5.71	4.86	4.65		4.27	4.28
Net realized and unrealized gain (loss)	6.05	39.46	34.97		24.76	(5.47)

Total from investment operations	11.76	44.32	39.62		29.03	(1.19)

Net equalization credits and charges(a)	(0.06)	0.00 (b)	0.06		0.02	0.08

Contribution by Trustee	—	—	—		—	0.03	(c)

Less Distributions from:
Net investment income	(5.48)	(5.02)	(4.78)		(4.42)	(4.13)

Net asset value, end of period	$296.82	$290.60	$251.30		$216.40	$191.77

Total return(d)	4.11%	17.72%	18.44	%(e)	15.30%	(0.64	)%(f)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$274,259,440	$279,389,634	$243,299,576		$197,280,964	$166,683,901
Ratios to average net assets:
Total expenses (excluding Trustee earnings credit and fee waivers)	0.10%	0.10%	0.09%		0.11%	0.11%
Total expenses (excluding Trustee earnings credit)	0.10%	0.10%	0.09%		0.11%	0.11%
Net expenses(g)	0.09%	0.09%	0.09%		0.09%	0.09%
Net investment income (loss)	2.03%	1.79%	1.98%		2.07%	2.09%
Portfolio turnover rate(h)	3%	2%	3%		4%	3%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.
(b)	Amount is less than $0.005 per Unit.
(c)	Contribution paid by the Trustee (State Street Bank and Trust Company) in the amount of $26,920,521.

See accompanying notes to financial statements.

(d)

Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.

(e)

Reflects a non-recurring litigation payment received by the Trust from State Street Corp., an affiliate, which amounted to less than $0.005 per Unit outstanding as of March 20, 2017. This payment resulted in an increase to total return of less than 0.005% for the period ended September 30, 2017.

(f)	Total return would have been lower by 0.01% if the Trustee had not made a contribution.
(g)	Net of expenses waived by the Trustee.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 1 — Organization

SPDR S&P 500® ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund” the units of which are listed and traded on the New York Stock Exchange under the symbol “SPY” and operate under an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500® Index (the “S&P 500® Index”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 Units (equivalent to three “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Effective June 16, 2017, State Street Bank and Trust Company (“SSBT”) resigned as trustee of the Trust. PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), appointed State Street Global Advisors Trust Company, a wholly-owned subsidiary of SSBT, as trustee of the Trust (the “Trustee”).

The services received, and the trustee fees paid, by the Trust have not changed as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), the Sponsor and the Trustee are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trustee in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, S&P 500® Index, which in turn could result in a difference between the Trust’s performance and the performance of the S&P 500® Index.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 2 — Summary of Significant Accounting Policies – (continued)

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Trust may include a return of capital that is estimated by the Trustee. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The Trust invests in real estate investment trusts (“REITs”). REITs determine the characterization of their income annually and may characterize a portion of their distributions as a return of capital or capital gain. The Trustee’s policy is to record all REIT distributions as dividend income initially and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or Trustee’s estimates of such re-designations for which actual information

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 2 — Summary of Significant Accounting Policies – (continued)

has not yet been reported. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Distributions

The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”) quarterly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trustee follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with U.S. federal income tax principles, which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for expired carry forward losses, in-kind transactions, REITs and losses deferred due to wash sales.

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 2 — Summary of Significant Accounting Policies – (continued)

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

The Trustee has reviewed the Trust’s tax positions for the open tax years as of September 30, 2019 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trustee has the Trust recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended September 30, 2019.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended September 30, 2019, the Trustee reclassified $19,444,869,581 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities.

At September 30, 2019, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized capital gains:

Non-Expiring – Short Term	$700,709,060
Non-Expiring – Long Term	5,842,521,334

At September 30, 2019, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR S&P 500® ETF Trust	$285,368,674,899	$17,630,053,721	$28,731,378,095	$(11,101,324,374)

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 2 — Summary of Significant Accounting Policies – (continued)

The tax character of distributions paid during the years ended September 30, 2019, 2018 and 2017 were as follows:

Distributions paid from:	2019	2018	2017
Ordinary Income	$5,057,184,141	$4,894,169,793	$4,709,369,232

As of September 30, 2019, the components of distributable earnings (excluding unrealized appreciation/ (depreciation)) were undistributed ordinary income of $303,707,011 and undistributed capital gain of $0.

Note 3 — Transactions with Affiliates of the Trustee and Sponsor

SSBT maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee pays SSBT for such services. The Trustee is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500® Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2019:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2019, the Adjustment Amount reduced the Trustee’s fee by $28,507,217. The Adjustment Amount included an excess of net transaction fees from processing orders of $6,005,194 and a Trustee earnings credit of $22,502,023.

The Trustee has voluntarily agreed to waive a portion of its fee, as needed, for one year until February 1, 2020, so that the total operating expenses would not exceed 0.0945% per annum of the daily NAV of the Trust. The total amount of such waivers by the Trustee for the year ended September 30, 2017 is identified in the Statements of Operations. No amounts were waived for the years ended September 31, 2019 and

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

September 30, 2018. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods, and the Trustee may discontinue the voluntary waiver.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the SEC dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized basis. The expenses reimbursed to the Sponsor for the years ended September 30, 2019, 2018 and 2017, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust’s NAV for the years ended September 30, 2019, 2018 and 2017. The Trust reimbursed the Sponsor for $549,533, $367,362 and $245,507 of legal fees for the years ended September 30, 2019, 2018 and 2017, respectively, which are included in Legal and audit fees on the Statements of Operations.

S&P Dow Jones Indices LLC (“S&P”), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the S&P 500® Index and to use certain trade names and trademarks of S&P in connection with the Trust. The S&P 500® Index also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGA FD for the use of the S&P 500® Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $25,000, and the Trust does not reimburse the Sponsor for this fee.

Investments in Affiliates of the Trustee and the Sponsor

The Trust has invested in companies that are considered affiliates of the Trustee (State Street Corp.) and the Sponsor (ICE). Such investments were made according to the representative portion of the S&P 500® Index. The market values of these investments at September 30, 2019 are listed in the Schedule of Investments.

On March 20, 2017, the Trust received a non-recurring litigation payment of $661,715 from State Street Corp., an affiliate of the Trustee, which is recorded as a realized gain in the 2017 Statements of Operations.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the S&P 500® Index, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended September 30, 2019, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $192,702,859,903,

SPDR S&P 500® ETF Trust

Notes to Financial Statements

September 30, 2019

Note 5 — Investment Transactions – (continued)

$202,225,064,807, $8,921,019,725, and $7,348,613,677, respectively. Net realized gain (loss) on investment transactions in the 2019 Statement of Operations includes net gains resulting from in-kind transactions of $19,444,869,581.

Note 6 — Market Risk

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk). Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the S&P 500® Index. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security was removed from the S&P 500® Index.

Note 7 — Recent Accounting Pronouncements

In August 2018, the SEC released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The Trust adopted the Final Rule in 2018 with the most notable impacts being that the Trust is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to Unitholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Note 8 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR S&P 500® ETF Trust

Other Information

September 30, 2019 (Unaudited)

For U.S. federal income tax purposes, the Trust reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

For the fiscal year ended September 30, 2019, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs Net Asset Value

As of September 30, 2019

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	> 200 BASIS POINTS	50 - 99 BASIS POINTS	100 - 199 BASIS POINTS	> 200 BASIS POINTS
2019	0	0	0	0	0	0
2018	0	0	0	0	0	0
2017	0	0	0	0	0	0
2016	0	0	0	0	0	0
2015	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500® Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	4.11%	66.25%	242.03%
Return Based on Bid/Ask Price	4.10%	66.23%	242.52%
S&P 500® Index	4.25%	67.27%	246.74%

Average Annual Total Return
	1 Year	5 Year	10 Year
SPDR S&P 500® ETF Trust
Return Based on NAV	4.11%	10.70%	13.09%
Return Based on Bid/Ask Price	4.10%	10.70%	13.10%
S&P 500® Index	4.25%	10.84%	13.24%

(1)	The bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

SPDR S&P 500® ETF Trust

Schedule of Investments

September 30, 2019

Common Stocks	Shares	Value

3M Co.	6,381,536	$1,049,124,518
Abbott Laboratories	19,624,317	1,641,966,603
AbbVie, Inc.	16,366,181	1,239,247,225
ABIOMED, Inc.(a)	498,273	88,637,784
Accenture PLC Class A	7,061,131	1,358,208,548
Activision Blizzard, Inc.	8,499,909	449,815,184
Adobe Systems, Inc.(a)	5,401,556	1,492,179,845
Advance Auto Parts, Inc.	794,133	131,349,598
Advanced Micro Devices, Inc.(a)	12,053,261	349,424,036
AES Corp.	7,320,441	119,616,006
Affiliated Managers Group, Inc.	566,395	47,209,023
Aflac, Inc.	8,270,061	432,689,592
Agilent Technologies, Inc.	3,436,133	263,310,872
Air Products & Chemicals, Inc.	2,435,294	540,294,327
Akamai Technologies, Inc.(a)	1,815,180	165,871,148
Alaska Air Group, Inc.	1,365,971	88,665,178
Albemarle Corp.	1,184,215	82,326,627
Alexandria Real Estate Equities, Inc. REIT	1,244,852	191,757,002
Alexion Pharmaceuticals, Inc.(a)	2,480,290	242,919,603
Align Technology, Inc.(a)	805,540	145,738,297
Allegion PLC	1,037,295	107,515,627
Allergan PLC	3,642,232	612,951,223

Common Stocks	Shares	Value

Alliance Data Systems Corp.	455,042	$58,304,531
Alliant Energy Corp.	2,610,039	140,759,403
Allstate Corp.	3,655,095	397,235,725
Alphabet, Inc. Class A(a)	3,325,875	4,061,358,997
Alphabet, Inc. Class C(a)	3,355,556	4,090,422,764
Altria Group, Inc.	20,712,433	847,138,510
Amazon.com, Inc.(a)	4,613,732	8,009,023,516
Amcor PLC(a)	18,009,115	175,588,871
Ameren Corp.	2,700,678	216,189,274
American Airlines Group, Inc.	4,383,002	118,209,564
American Electric Power Co., Inc.	5,445,377	510,177,371
American Express Co.	7,580,304	896,598,357
American International Group, Inc.	9,628,951	536,332,571
American Tower Corp. REIT	4,915,362	1,086,933,999
American Water Works Co., Inc.	1,997,914	248,200,856
Ameriprise Financial, Inc.	1,453,054	213,744,243
AmerisourceBergen Corp.	1,721,070	141,695,693
AMETEK, Inc.	2,513,000	230,743,660
Amgen, Inc.	6,658,645	1,288,514,394
Amphenol Corp. Class A	3,314,097	319,810,360
Analog Devices, Inc.	4,102,693	458,393,889
ANSYS, Inc.(a)	931,275	206,147,034
Anthem, Inc.	2,847,285	683,633,128
AO Smith Corp.	1,571,994	74,999,834

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Aon PLC	2,618,745	$506,910,470
Apache Corp.	4,150,455	106,251,648
Apartment Investment & Management Co. Class A REIT	1,651,020	86,084,183
Apple, Inc.	47,167,737	10,564,158,056
Applied Materials, Inc.	10,256,804	511,814,520
Aptiv PLC	2,860,182	250,037,110
Archer-Daniels-Midland Co.	6,189,969	254,222,027
Arconic, Inc.	4,427,996	115,127,896
Arista Networks, Inc.(a)	604,304	144,380,312
Arthur J Gallagher & Co.	2,049,372	183,562,250
Assurant, Inc.	682,046	85,815,028
AT&T, Inc.	81,132,958	3,070,071,131
Atmos Energy Corp.	1,291,009	147,033,015
Autodesk, Inc.(a)	2,437,234	359,979,462
Automatic Data Processing, Inc.	4,818,727	777,838,912
AutoZone, Inc.(a)	272,281	295,321,418
AvalonBay Communities, Inc. REIT	1,547,144	333,146,518
Avery Dennison Corp.	946,428	107,485,828
Baker Hughes a GE Co.	7,214,571	167,378,047
Ball Corp.	3,713,015	270,344,622
Bank of America Corp.	93,018,758	2,713,357,171
Bank of New York Mellon Corp.	9,524,619	430,608,025
Baxter International, Inc.	5,669,051	495,871,891
BB&T Corp.	8,497,234	453,497,379

Common Stocks	Shares	Value

Becton Dickinson and Co.	2,986,606	$755,491,854
Berkshire Hathaway, Inc. Class B(a)	21,772,086	4,529,029,330
Best Buy Co., Inc.	2,571,805	177,428,827
Biogen, Inc.(a)	2,048,028	476,821,879
BlackRock, Inc.	1,304,318	581,256,274
Boeing Co.	5,935,595	2,258,315,830
Booking Holdings, Inc.(a)	472,207	926,758,180
BorgWarner, Inc.	2,280,487	83,648,263
Boston Properties, Inc. REIT	1,595,924	206,927,506
Boston Scientific Corp.(a)	15,396,966	626,502,547
Bristol-Myers Squibb Co.	18,109,596	918,337,613
Broadcom, Inc.	4,419,910	1,220,204,554
Broadridge Financial Solutions, Inc.	1,284,456	159,824,860
Brown-Forman Corp. Class B	2,020,905	126,872,416
C.H. Robinson Worldwide, Inc.	1,514,537	128,402,447
Cabot Oil & Gas Corp.	4,685,099	82,317,189
Cadence Design Systems, Inc.(a)	3,118,055	206,041,074
Campbell Soup Co.	1,872,380	87,852,070
Capital One Financial Corp.	5,210,801	474,078,675
Capri Holdings, Ltd.(a)	1,687,152	55,945,960
Cardinal Health, Inc.	3,273,408	154,472,124

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

CarMax, Inc.(a)	1,843,996	$162,271,648
Carnival Corp.	4,409,710	192,748,424
Caterpillar, Inc.	6,246,701	789,020,803
Cboe Global Markets, Inc.	1,235,657	141,989,346
CBRE Group, Inc. Class A(a)	3,734,492	197,965,421
CBS Corp. Class B	3,633,535	146,685,808
CDW Corp.	1,606,828	198,025,483
Celanese Corp.	1,400,856	171,310,680
Celgene Corp.(a)	7,869,473	781,438,669
Centene Corp.(a)	4,561,187	197,316,950
CenterPoint Energy, Inc.	5,531,867	166,951,746
CenturyLink, Inc.	10,650,793	132,921,897
Cerner Corp.	3,589,834	244,718,984
CF Industries Holdings, Inc.	2,452,167	120,646,616
Charles Schwab Corp.	12,917,682	540,346,638
Charter Communications, Inc. Class A(a)	1,795,164	739,822,988
Chevron Corp.	21,074,133	2,499,392,174
Chipotle Mexican Grill, Inc.(a)	283,114	237,948,824
Chubb, Ltd.	5,068,770	818,302,229
Church & Dwight Co., Inc.	2,714,746	204,257,489
Cigna Corp.(a)	4,194,958	636,752,675
Cimarex Energy Co.	1,119,861	53,686,136
Cincinnati Financial Corp.	1,683,101	196,367,394
Cintas Corp.	937,968	251,469,221
Cisco Systems, Inc.	47,137,065	2,329,042,382
Citigroup, Inc.	25,083,172	1,732,745,522
Citizens Financial Group, Inc.	4,964,232	175,584,886

Common Stocks	Shares	Value

Citrix Systems, Inc.	1,397,389	$134,875,986
Clorox Co.	1,415,847	215,024,684
CME Group, Inc.	3,963,219	837,586,703
CMS Energy Corp.	3,147,958	201,311,914
Coca-Cola Co.	42,730,796	2,326,264,534
Cognizant Technology Solutions Corp. Class A	6,132,348	369,565,952
Colgate-Palmolive Co.	9,509,909	699,073,411
Comcast Corp. Class A	50,360,098	2,270,233,218
Comerica, Inc.	1,709,538	112,812,413
Conagra Brands, Inc.	5,374,680	164,895,182
Concho Resources, Inc.	2,217,062	150,538,510
ConocoPhillips	12,326,398	702,358,158
Consolidated Edison, Inc.	3,688,173	348,421,703
Constellation Brands, Inc. Class A	1,854,880	384,479,526
Cooper Cos., Inc.	544,396	161,685,612
Copart, Inc.(a)	2,230,134	179,146,664
Corning, Inc.	8,682,802	247,633,513
Corteva, Inc.(a)	8,295,297	232,268,316
Costco Wholesale Corp.	4,883,066	1,406,860,145
Coty, Inc. Class A	3,333,344	35,033,445
Crown Castle International Corp. REIT	4,599,635	639,395,261
CSX Corp.	8,862,297	613,891,313
Cummins, Inc.	1,752,033	285,003,208
CVS Health Corp.	14,439,894	910,724,115

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

D.R. Horton, Inc.	3,727,759	$196,490,177
Danaher Corp.	7,089,254	1,023,900,955
Darden Restaurants, Inc.	1,353,049	159,957,453
DaVita, Inc.(a)	1,075,129	61,357,612
Deere & Co.	3,505,721	591,345,018
Delta Air Lines, Inc.	6,425,400	370,103,040
DENTSPLY SIRONA, Inc.	2,489,176	132,697,973
Devon Energy Corp.	4,604,842	110,792,499
Diamondback Energy, Inc.	1,810,390	162,772,165
Digital Realty Trust, Inc. REIT	2,294,240	297,815,294
Discover Financial Services	3,533,454	286,527,785
Discovery, Inc. Class A(a)	1,746,108	46,498,856
Discovery, Inc. Class C(a)	3,985,115	98,113,531
DISH Network Corp. Class A(a)	2,671,566	91,020,254
Dollar General Corp.	2,865,126	455,383,126
Dollar Tree, Inc.(a)	2,626,971	299,895,009
Dominion Energy, Inc.	9,126,128	739,581,413
Dover Corp.	1,611,955	160,486,240
Dow, Inc.	8,287,771	394,912,288
DTE Energy Co.	2,026,534	269,447,961
Duke Energy Corp.	8,060,435	772,673,299
Duke Realty Corp. REIT	3,971,103	134,898,369
DuPont de Nemours, Inc.	8,294,294	591,466,105
DXC Technology Co.	2,958,879	87,286,930
E*TRADE Financial Corp.	2,717,374	118,722,070

Common Stocks	Shares	Value

Eastman Chemical Co.	1,537,819	$113,537,177
Eaton Corp. PLC	4,683,376	389,422,714
eBay, Inc.	8,754,514	341,250,956
Ecolab, Inc.	2,779,616	550,475,153
Edison International	3,976,020	299,871,428
Edwards Lifesciences Corp.(a)	2,313,129	508,680,198
Electronic Arts, Inc.(a)	3,290,418	321,868,689
Eli Lilly & Co.	9,433,130	1,054,906,928
Emerson Electric Co.	6,804,575	454,953,884
Entergy Corp.	2,207,530	259,075,721
EOG Resources, Inc.	6,420,772	476,549,698
Equifax, Inc.	1,334,306	187,696,825
Equinix, Inc. REIT	941,791	543,225,049
Equity Residential REIT	3,870,485	333,868,036
Essex Property Trust, Inc. REIT	726,028	237,157,046
Estee Lauder Cos., Inc. Class A	2,456,293	488,679,492
Everest Re Group, Ltd.	445,984	118,671,883
Evergy, Inc.	2,614,316	174,008,873
Eversource Energy	3,563,330	304,557,815
Exelon Corp.	10,773,492	520,467,399
Expedia Group, Inc.	1,534,785	206,290,452
Expeditors International of Washington, Inc.	1,901,383	141,253,743
Extra Space Storage, Inc. REIT	1,407,281	164,398,566

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Exxon Mobil Corp.	46,979,876	$3,317,249,044
F5 Networks, Inc.(a)	663,540	93,174,287
Facebook, Inc. Class A(a)	26,711,617	4,756,804,755
Fastenal Co.	6,325,340	206,648,858
Federal Realty Investment Trust REIT	773,990	105,370,999
FedEx Corp.	2,649,890	385,744,487
Fidelity National Information Services, Inc.	6,811,607	904,308,945
Fifth Third Bancorp	8,068,559	220,917,145
First Republic Bank	1,867,782	180,614,519
FirstEnergy Corp.	5,995,581	289,166,872
Fiserv, Inc.(a)	6,304,718	653,105,738
FleetCor Technologies, Inc.(a)	954,119	273,622,247
FLIR Systems, Inc.	1,488,460	78,278,111
Flowserve Corp.	1,420,310	66,342,680
FMC Corp.	1,457,142	127,762,211
Ford Motor Co.	43,478,770	398,265,533
Fortinet, Inc.(a)	1,602,045	122,972,974
Fortive Corp.	3,272,246	224,345,186
Fortune Brands Home & Security, Inc.	1,551,134	84,847,030
Fox Corp. Class A	3,894,931	122,826,649
Fox Corp. Class B(a)	1,774,037	55,953,127
Franklin Resources, Inc.	3,263,245	94,177,251
Freeport-McMoRan, Inc.	16,093,249	154,012,393
Gap, Inc.	2,389,643	41,484,202

Common Stocks	Shares	Value

Garmin, Ltd.	1,604,226	$135,861,900
Gartner, Inc.(a)	986,180	141,013,878
General Dynamics Corp.	2,597,928	474,719,383
General Electric Co.	96,548,912	863,147,273
General Mills, Inc.	6,644,486	366,244,068
General Motors Co.	13,950,387	522,860,505
Genuine Parts Co.	1,613,698	160,708,184
Gilead Sciences, Inc.	14,076,162	892,147,148
Global Payments, Inc.	3,331,358	529,685,922
Globe Life, Inc.(a)	1,131,482	108,350,716
Goldman Sachs Group, Inc.	3,593,028	744,583,192
H&R Block, Inc.	2,221,877	52,480,735
Halliburton Co.	9,607,502	181,101,413
Hanesbrands, Inc.	4,020,454	61,593,355
Harley-Davidson, Inc.	1,760,639	63,330,185
Hartford Financial Services Group, Inc.	3,998,316	242,337,933
Hasbro, Inc.	1,276,144	151,465,531
HCA Healthcare, Inc.	2,945,905	354,745,880
HCP, Inc. REIT	5,452,948	194,288,537
Helmerich & Payne, Inc.	1,222,142	48,971,230
Henry Schein, Inc.(a)	1,665,690	105,771,315
Hershey Co.	1,653,828	256,326,802
Hess Corp.	2,873,468	173,787,345
Hewlett Packard Enterprise Co.	14,496,342	219,909,508

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Hilton Worldwide Holdings, Inc.	3,228,110	$300,569,322
HollyFrontier Corp.	1,738,164	93,235,117
Hologic, Inc.(a)	2,968,381	149,873,557
Home Depot, Inc.	12,171,919	2,824,128,646
Honeywell International, Inc.	7,988,942	1,351,728,986
Hormel Foods Corp.	3,012,650	131,743,184
Host Hotels & Resorts, Inc. REIT	8,182,086	141,468,267
HP, Inc.	16,453,961	311,308,942
Humana, Inc.	1,494,864	382,191,879
Huntington Bancshares, Inc.	11,661,013	166,402,656
Huntington Ingalls Industries, Inc.	459,930	97,408,575
IDEX Corp.	829,964	136,014,500
IDEXX Laboratories, Inc.(a)	951,228	258,667,430
IHS Markit, Ltd.(a)	4,453,596	297,856,500
Illinois Tool Works, Inc.	3,268,489	511,485,844
Illumina, Inc.(a)	1,622,424	493,573,829
Incyte Corp.(a)	1,961,164	145,577,204
Ingersoll-Rand PLC	2,676,854	329,815,181
Intel Corp.	49,188,100	2,534,662,793
Intercontinental Exchange, Inc.(b)	6,242,458	575,991,600
International Business Machines Corp.	9,836,159	1,430,374,242

Common Stocks	Shares	Value

International Flavors & Fragrances, Inc.	1,185,527	$145,452,308
International Paper Co.	4,397,869	183,918,882
Interpublic Group of Cos., Inc.	4,281,234	92,303,405
Intuit, Inc.	2,887,587	767,924,887
Intuitive Surgical, Inc.(a)	1,277,246	689,623,433
Invesco, Ltd.	4,455,356	75,473,731
IPG Photonics Corp.(a)	392,725	53,253,510
IQVIA Holdings, Inc.(a)	2,022,672	302,146,743
Iron Mountain, Inc. REIT	3,173,097	102,776,612
J.M. Smucker Co.	1,257,579	138,358,842
Jack Henry & Associates, Inc.	845,932	123,480,694
Jacobs Engineering Group, Inc.	1,504,329	137,646,103
JB Hunt Transport Services, Inc.	961,709	106,413,101
Johnson & Johnson	29,303,546	3,791,292,781
Johnson Controls International PLC	8,829,244	387,515,519
JPMorgan Chase & Co.	35,503,147	4,178,365,370
Juniper Networks, Inc.	3,791,134	93,830,566
Kansas City Southern	1,112,807	148,014,459
Kellogg Co.	2,761,899	177,728,201
KeyCorp	11,132,760	198,608,438
Keysight Technologies, Inc.(a)	2,075,208	201,813,978

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Kimberly-Clark Corp.	3,814,362	$541,830,122
Kimco Realty Corp. REIT	4,613,796	96,336,060
Kinder Morgan, Inc.	21,493,226	442,975,388
KLA Corp.	1,792,511	285,815,879
Kohl’s Corp.	1,793,379	89,059,201
Kraft Heinz Co.	6,873,858	192,021,223
Kroger Co.	8,948,567	230,694,057
L Brands, Inc.	2,490,783	48,794,439
L3Harris Technologies, Inc.	2,479,159	517,251,734
Laboratory Corp. of America Holdings(a)	1,092,626	183,561,168
Lam Research Corp.	1,604,904	370,909,363
Lamb Weston Holdings, Inc.	1,619,464	117,767,422
Leggett & Platt, Inc.	1,435,493	58,769,083
Leidos Holdings, Inc.	1,500,916	128,898,666
Lennar Corp. Class A	3,184,210	177,838,128
Lincoln National Corp.	2,253,193	135,912,602
Linde PLC	6,008,378	1,163,942,986
LKQ Corp.(a)	3,471,022	109,163,642
Lockheed Martin Corp.	2,759,241	1,076,269,544
Loews Corp.	2,887,342	148,640,366
Lowe’s Cos., Inc.	8,569,669	942,320,803
LyondellBasell Industries NV Class A	2,866,249	256,443,298
M&T Bank Corp.	1,484,179	234,455,757
Macerich Co. REIT	1,169,784	36,953,477

Common Stocks	Shares	Value

Macy’s, Inc.	3,416,562	$53,093,373
Marathon Oil Corp.	9,070,790	111,298,593
Marathon Petroleum Corp.	7,349,838	446,502,658
MarketAxess Holdings, Inc.	418,226	136,969,015
Marriott International, Inc. Class A	3,066,051	381,324,763
Marsh & McLennan Cos., Inc.	5,656,270	565,909,813
Martin Marietta Materials, Inc.	691,212	189,461,209
Masco Corp.	3,255,603	135,693,533
Mastercard, Inc. Class A	9,912,644	2,691,976,731
Maxim Integrated Products, Inc.	3,022,085	175,008,942
McCormick & Co., Inc.	1,353,661	211,577,214
McDonald’s Corp.	8,432,300	1,810,499,133
McKesson Corp.	2,053,014	280,564,893
Medtronic PLC	14,897,084	1,618,121,264
Merck & Co., Inc.	28,428,816	2,393,137,731
MetLife, Inc.	8,838,066	416,803,193
Mettler-Toledo International, Inc.(a)	274,555	193,396,542
MGM Resorts International	5,789,527	160,485,688
Microchip Technology, Inc.	2,616,254	243,076,159
Micron Technology, Inc.(a)	12,277,209	526,078,406

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Microsoft Corp.	84,773,899	$11,786,115,178
Mid-America Apartment Communities, Inc. REIT	1,259,016	163,684,670
Mohawk Industries, Inc.(a)	688,305	85,398,001
Molson Coors Brewing Co. Class B	2,077,043	119,429,972
Mondelez International, Inc. Class A	16,012,699	885,822,509
Monster Beverage Corp.(a)	4,339,613	251,957,931
Moody’s Corp.	1,825,662	373,950,347
Morgan Stanley	13,947,294	595,131,035
Mosaic Co.	3,869,320	79,321,060
Motorola Solutions, Inc.	1,828,231	311,548,845
MSCI, Inc.	930,749	202,670,595
Mylan NV(a)	5,701,761	112,780,833
Nasdaq, Inc.	1,287,170	127,880,339
National Oilwell Varco, Inc.	4,238,913	89,864,956
Nektar Therapeutics(a)	1,883,644	34,310,575
NetApp, Inc.	2,641,565	138,708,578
Netflix, Inc.(a)	4,861,472	1,301,027,137
Newell Brands, Inc.	4,288,747	80,285,344
Newmont Goldcorp Corp.	9,066,273	343,793,072
News Corp. Class A	4,158,968	57,892,835
News Corp. Class B	1,368,564	19,563,622
NextEra Energy, Inc.	5,426,839	1,264,399,219
Nielsen Holdings PLC	3,890,551	82,674,209
NIKE, Inc. Class B	13,911,632	1,306,580,477

Common Stocks	Shares	Value

NiSource, Inc.	4,112,108	$123,034,271
Noble Energy, Inc.	5,343,655	120,018,491
Nordstrom, Inc.	1,166,959	39,291,510
Norfolk Southern Corp.	2,942,011	528,561,696
Northern Trust Corp.	2,409,363	224,841,755
Northrop Grumman Corp.	1,747,381	654,900,925
Norwegian Cruise Line Holdings, Ltd.(a)	2,397,116	124,098,695
NRG Energy, Inc.	2,809,000	111,236,400
Nucor Corp.	3,380,603	172,106,499
NVIDIA Corp.	6,742,665	1,173,695,697
NVR, Inc.(a)	37,570	139,660,839
O’Reilly Automotive, Inc.(a)	849,605	338,576,089
Occidental Petroleum Corp.	9,903,526	440,409,801
Omnicom Group, Inc.	2,444,238	191,383,835
ONEOK, Inc.	4,565,404	336,424,621
Oracle Corp.	24,445,924	1,345,259,198
PACCAR, Inc.	3,819,301	267,389,263
Packaging Corp. of America	1,045,446	110,921,821
Parker-Hannifin Corp.	1,423,055	257,017,964
Paychex, Inc.	3,532,683	292,400,172
PayPal Holdings, Inc.(a)	13,065,142	1,353,418,060
Pentair PLC	1,865,941	70,532,570
People’s United Financial, Inc.	4,377,025	68,434,786
PepsiCo, Inc.	15,518,597	2,127,599,649
PerkinElmer, Inc.	1,225,293	104,358,205

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Perrigo Co. PLC	1,510,750	$84,435,818
Pfizer, Inc.	61,419,195	2,206,791,676
Philip Morris International, Inc.	17,275,307	1,311,714,061
Phillips 66	4,980,162	509,968,589
Pinnacle West Capital Corp.	1,245,480	120,898,744
Pioneer Natural Resources Co.	1,862,572	234,255,680
PNC Financial Services Group, Inc.	4,943,734	692,913,757
PPG Industries, Inc.	2,619,493	310,436,115
PPL Corp.	8,007,909	252,169,054
Principal Financial Group, Inc.	2,868,089	163,882,605
Procter & Gamble Co.	27,787,587	3,456,220,071
Progressive Corp.	6,445,124	497,885,829
Prologis, Inc. REIT	6,978,642	594,719,871
Prudential Financial, Inc.	4,503,797	405,116,540
Public Service Enterprise Group, Inc.	5,579,777	346,392,556
Public Storage REIT	1,656,302	406,241,192
PulteGroup, Inc.	2,850,957	104,202,478
PVH Corp.	836,873	73,837,305
Qorvo, Inc.(a)	1,321,811	97,999,068
QUALCOMM, Inc.	13,458,864	1,026,642,146
Quanta Services, Inc.	1,604,457	60,648,475
Quest Diagnostics, Inc.	1,475,014	157,870,748
Ralph Lauren Corp.	579,016	55,278,658

Common Stocks	Shares	Value

Raymond James Financial, Inc.	1,400,960	$115,523,162
Raytheon Co.	3,081,479	604,555,365
Realty Income Corp. REIT	3,494,052	267,923,907
Regency Centers Corp. REIT	1,851,024	128,627,658
Regeneron Pharmaceuticals, Inc.(a)	887,212	246,112,609
Regions Financial Corp.	11,214,660	177,415,921
Republic Services, Inc.	2,378,427	205,852,857
ResMed, Inc.	1,581,532	213,680,789
Robert Half International, Inc.	1,333,657	74,231,349
Rockwell Automation, Inc.	1,312,616	216,319,117
Rollins, Inc.	1,610,488	54,869,326
Roper Technologies, Inc.	1,151,938	410,781,091
Ross Stores, Inc.	4,075,733	447,719,270
Royal Caribbean Cruises, Ltd.	1,895,365	205,324,890
S&P Global, Inc.	2,722,697	667,006,311
salesforce.com, Inc.(a)	9,737,723	1,445,467,602
SBA Communications Corp. REIT	1,252,009	301,921,970
Schlumberger, Ltd.	15,298,032	522,733,753
Seagate Technology PLC	2,628,679	141,396,643
Sealed Air Corp.	1,732,288	71,907,275
Sempra Energy	3,025,402	446,579,589

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

Sherwin-Williams Co.	911,556	$501,237,298
Simon Property Group, Inc. REIT	3,409,876	530,747,199
Skyworks Solutions, Inc.	1,915,720	151,820,810
SL Green Realty Corp. REIT	943,379	77,121,233
Snap-on, Inc.	616,458	96,500,335
Southern Co.	11,605,641	716,880,445
Southwest Airlines Co.	5,421,083	292,792,693
Stanley Black & Decker, Inc.	1,675,911	242,018,308
Starbucks Corp.	13,290,757	1,175,168,734
State Street Corp.(c)	4,139,924	245,042,102
Stryker Corp.	3,562,874	770,649,646
SunTrust Banks, Inc.	4,892,283	336,589,070
SVB Financial Group(a)	573,928	119,922,256
Symantec Corp.	6,313,539	149,188,927
Synchrony Financial	6,777,248	231,036,384
Synopsys, Inc.(a)	1,651,850	226,716,412
Sysco Corp.	5,697,874	452,411,196
T Rowe Price Group, Inc.	2,623,288	299,710,654
T-Mobile US, Inc.(a)	3,496,282	275,402,133
Take-Two Interactive Software, Inc.(a)	1,241,315	155,586,422
Tapestry, Inc.	3,204,251	83,470,739
Target Corp.	5,683,932	607,669,170
TE Connectivity, Ltd.	3,737,258	348,237,700
TechnipFMC PLC	4,662,612	112,555,454
Teleflex, Inc.	512,173	174,010,777

Common Stocks	Shares	Value

Texas Instruments, Inc.	10,385,572	$1,342,231,325
Textron, Inc.	2,589,158	126,765,176
Thermo Fisher Scientific, Inc.	4,446,793	1,295,217,397
Tiffany & Co.	1,190,482	110,274,348
TJX Cos., Inc.	13,424,643	748,289,601
Tractor Supply Co.	1,324,137	119,754,950
TransDigm Group, Inc.	551,264	287,026,627
Travelers Cos., Inc.	2,898,931	431,042,050
TripAdvisor, Inc.(a)	1,116,151	43,172,721
Twitter, Inc.(a)	8,583,016	353,620,259
Tyson Foods, Inc. Class A	3,271,218	281,782,719
UDR, Inc. REIT	3,251,533	157,634,320
Ulta Salon Cosmetics & Fragrance, Inc.(a)	653,258	163,739,118
Under Armour, Inc. Class A(a)	2,017,896	40,236,846
Under Armour, Inc. Class C(a)	2,148,802	38,957,780
Union Pacific Corp.	7,835,374	1,269,173,881
United Continental Holdings, Inc.(a)	2,452,241	216,802,627
United Parcel Service, Inc. Class B	7,754,111	929,097,580
United Rentals, Inc.(a)	871,865	108,669,254
United Technologies Corp.	8,980,223	1,225,980,044
UnitedHealth Group, Inc.	10,513,523	2,284,798,818

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Common Stocks	Shares	Value

United Rentals, Inc.(a)	871,865	$108,669,254
United Technologies Corp.	8,980,223	1,225,980,044
UnitedHealth Group, Inc.	10,513,523	2,284,798,818
Universal Health Services, Inc. Class B	919,020	136,704,225
Unum Group	2,379,537	70,719,840
US Bancorp	15,922,143	881,131,394
Valero Energy Corp.	4,628,102	394,499,414
Varian Medical Systems, Inc.(a)	1,008,787	120,136,444
Ventas, Inc. REIT	4,099,644	299,397,001
VeriSign, Inc.(a)	1,161,058	219,010,371
Verisk Analytics, Inc.	1,810,206	286,265,977
Verizon Communications, Inc.	45,923,933	2,771,968,596
Vertex Pharmaceuticals, Inc.(a)	2,842,085	481,506,041
VF Corp.	3,602,298	320,568,499
Viacom, Inc. Class B	3,911,940	94,003,918
Visa, Inc. Class A	19,175,123	3,298,312,907
Vornado Realty Trust REIT	1,758,479	111,962,358
Vulcan Materials Co.	1,465,388	221,625,281
W.W. Grainger, Inc.	495,691	147,294,581
Wabtec Corp.	2,021,978	145,299,339
Walgreens Boots Alliance, Inc.	8,423,606	465,909,648
Walmart, Inc.	15,790,550	1,874,022,474
Walt Disney Co.	20,001,426	2,606,585,836
Waste Management, Inc.	4,334,491	498,466,465
Waters Corp.(a)	741,264	165,472,363

Common Stocks	Shares	Value

WEC Energy Group, Inc.	3,481,198	$331,061,930
WellCare Health Plans, Inc.(a)	558,119	144,647,701
Wells Fargo & Co.	44,519,947	2,245,586,127
Welltower, Inc. REIT	4,492,972	407,287,912
Western Digital Corp.	3,251,279	193,906,280
Western Union Co.	4,766,906	110,449,212
WestRock Co.	2,843,366	103,640,691
Weyerhaeuser Co. REIT	8,221,546	227,736,824
Whirlpool Corp.	695,661	110,164,876
Williams Cos., Inc.	13,367,381	321,619,187
Willis Towers Watson PLC	1,424,838	274,950,989
Wynn Resorts, Ltd.	1,068,523	116,169,821
Xcel Energy, Inc.	5,822,256	377,806,192
Xerox Holdings Corp.(a)	2,202,991	65,891,461
Xilinx, Inc.	2,808,431	269,328,533
Xylem, Inc.	1,984,676	158,019,903
Yum! Brands, Inc.	3,381,880	383,606,648
Zimmer Biomet Holdings, Inc.	2,256,682	309,774,738
Zions Bancorp	2,024,238	90,119,076
Zoetis, Inc.	5,284,947	658,451,547

Total Common Stocks (Cost $285,310,693,368)		$274,267,350,525

(a)	Non-income producing security.
(b)	Affiliate of PDR Services LLC (the “Sponsor”). See the table below for more information.
(c)	Affiliate of State Street Global Advisors Trust Company (the “Trustee”). See the table below for more information.

PLC = Public Limited Company

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2019.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$274,267,350,525	$—	$—	$274,267,350,525

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Schedule of Investments (continued)

September 30, 2019

Investments in Affiliates of the Trustee and the Sponsor

SPDR S&P 500® ETF Trust has invested in State Street Corp., which is considered an affiliate of the Trustee and Intercontinental Exchange, Inc., which is considered an affiliate of the Sponsor. Amounts related to these investments at September 30, 2019 and for the year then ended are (Note 3):

	Number of Shares Held at 9/30/18	Value at 9/30/18	Cost of Purchases*	Proceeds from Shares Sold*	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/19	Value at 9/30/19	Dividend Income
Intercontinental Exchange, Inc.	6,513,317	$487,782,310	$377,295,520	$396,674,868	$46,085,028	$61,503,610	6,242,458	$575,991,600	$6,708,769
State Street Corp	4,311,343	361,204,317	205,892,468	217,369,310	(9,423,924)	(95,261,449)	4,139,924	245,042,102	8,133,253

TOTAL		$848,986,627	$583,187,988	$614,044,178	$36,661,104	$(33,757,839)		$821,033,702	$14,842,022

*	Purchased and Sold figures include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR S&P 500® ETF Trust

Portfolio Statistics

September 30, 2019

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2019*

Industry	% of Net Assets
Software	7.1%
Banks	5.5
IT Services	5.2
Interactive Media & Services	5.1
Technology Hardware, Storage & Peripherals	4.4
Pharmaceuticals	4.2
Oil, Gas & Consumable Fuels	4.1
Semiconductors & Semiconductor Equipment	3.9
Health Care Equipment & Supplies	3.8
Internet & Catalog Retail	3.8
Equity Real Estate Investment Trusts (REITs)	3.1
Capital Markets	2.6
Insurance	2.6
Aerospace & Defense	2.5
Biotechnology	2.3
Electric Utilities	2.3
Health Care Providers & Services	2.3
Media	2.3
Specialty Retail	2.3
Diversified Telecommunication Services	2.1
Food & Staples Retailing	2.0
Household Products	2.0
Hotels, Restaurants & Leisure	1.9
Beverages	1.8
Chemicals	1.8
Diversified Financial Services	1.7
Machinery	1.7
Industrial Conglomerates	1.4
Food Products	1.2
Multi-Utilities	1.2
Communications Equipment	1.1
Life Sciences Tools & Services	1.1
Road & Rail	1.0
Tobacco	0.8
Consumer Finance	0.7
Textiles, Apparel & Luxury Goods	0.6

Industry	% of Net Assets
Air Freight & Logistics	0.5%
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.5
Multiline Retail	0.5
Energy Equipment & Services	0.4
Household Durables	0.4
Airlines	0.3
Automobiles	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Professional Services	0.3
Building Products	0.2
Construction Materials	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Auto Components	0.1
Construction & Engineering	0.1
Distributors	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Diversified Consumer Services	0.0	**
Independent Power Producers & Energy Traders	0.0	**
Other Assets in Excess of Liabilities	0.0	**

Total	100.0%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

ORGANIZATION OF THE TRUST

The Trust is a unit investment trust that issues Units. The Trust is organized under New York law and is governed by an amended and restated trust agreement between the Trustee and the Sponsor, dated as of January 1, 2004 and effective as of January 27, 2004, as amended (the “Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Units represent an undivided ownership interest in Portfolio Securities of the Trust.

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata Units of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

PURCHASES AND REDEMPTIONS OF CREATION UNITS

The Trust, a registered investment company, is an exchange traded fund or “ETF.” The Trust continuously issues and redeems “in-kind” its Units only in specified large lots of 50,000 Units or multiples thereof, which are referred to as “Creation Units,” at their once-daily NAV. Units are listed individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading on the Exchange in the secondary market.

ALPS Distributors, Inc., the distributor of the Trust (the “Distributor”), acts as underwriter of Units on an agency basis. The Distributor maintains records of the Creation Unit orders placed with it and the confirmations of acceptance and furnishes confirmations of acceptance of the orders to those placing such orders. The Distributor also is responsible for delivering a prospectus to authorized participants creating Units. The Distributor also maintains a record of the delivery instructions in response to Creation Unit orders and may provide certain other administrative services.

For purposes of the disclosure relating to the purchase and redemption of Units below, the “Trustee” may refer to SSBT in its capacity as the Administrator, Custodian and/or Transfer Agent for the Trustee.

Purchase (Creation)

Before trading on the Exchange in the secondary market, Units are created at NAV in Creation Units. All orders for Creation Units must be placed with the Distributor as facilitated through the Trustee. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is (a) either a “Participating Party” or a “DTC Participant” and (b) in each case must have executed an agreement with the Distributor and the Trustee (the “Participant Agreement”). The term

“Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below) through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”), and the term “DTC Participant” means a participant in DTC. Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus the Balancing Amount (as defined below in “Portfolio Adjustments — Adjustments to the Portfolio Deposit”). “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as the “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC (the “Clearing Process”) or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor will reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Trustee not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee (as defined below) is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current prospectus.

The Trustee makes available to NSCC before the commencement of trading on each business day that the New York Stock Exchange LLC (the “NYSE”) is open for business (“Business Day”) a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily and reflect the relative weighting of the current Index. The value of such Index Securities, together with the Cash Component, is equal to the net asset value of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The Sponsor makes available every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash-in-lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not by itself result in a halt in the trading of Units on the Exchange.

If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit, in lieu thereof, the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit, in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit, the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the closing time of the regular trading session on the NYSE (the “Closing Time”) (ordinarily 4:00 p.m. New York time) (the “Evaluation Time”) on the date such creation order is deemed received by the Distributor as part of the Cash Component.

Procedures for Purchase of Creation Units.    All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. An affiliate of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit will have a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. An order will be deemed received on the Business Day on which it is placed so long as (a) the order is placed in proper form before the Closing Time on such Business Day and (b) federal funds in the appropriate amount are deposited with the Trustee by 1:00 p.m. New York time or such other time as designated by the Trustee on settlement date.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 1:00 p.m. New York time on settlement date, the order may be deemed to be rejected and the Authorized Participant shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the prescribed settlement date following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one (1) Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit only once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed below. The delivery of Creation Units created as described above will occur no later than the prescribed settlement date. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of a Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

Acceptance of Orders of Creation Units.    All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them will incur any liability for the failure to give any such notification.

Creation Transaction Fee.    The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (the “Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Placement of Creation Orders Using Clearing Process.    Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the second day during which NSCC is open for business (each such day, an “NSCC Business Day”)) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside Clearing Process.    Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 1:00 p.m. New York time on settlement date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 1:00 p.m. New York time on settlement date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order may be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the prescribed settlement date.

Redemption

Units may be redeemed in-kind only in Creation Units at their NAV determined after receipt of a redemption request in proper form by the Trustee through the Depository and relevant DTC Participant and only on a Business Day. Units are not redeemable for cash. EXCEPT UPON LIQUIDATION OF THE TRUST, THE TRUST WILL NOT REDEEM UNITS IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Units in the secondary market to constitute a Creation Unit in order to have such Units redeemed by the Trust, and Units may be redeemed only by or through an Authorized Participant. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Units to constitute a redeemable Creation Unit.

With respect to the Trust, the Trustee, through NSCC, makes available immediately prior to the commencement of trading on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, a list of the names and required number of shares of each of the Index Securities and the amount of the Dividend Equivalent Payment for the previous Business Day that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as discussed below) on that day. Index Securities received on redemption may not be identical to the stock portion of the Portfolio Deposit which is applicable to purchases of Creation Units.

Redemption Transaction Fee.    The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $3,000 or the 10 Basis Point Limit per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the Clearing Process, including orders from a Participating Party restricted from engaging in transactions in one or more Index Securities, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Procedures for Redemption of Creation Units.    Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt by the Trustee of the Units to be redeemed and any Excess Cash Amounts (as defined below) in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the relevant DTC Participant(s) earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

An Authorized Participant submitting a redemption request is deemed to represent to the Trustee that (i) it (or its client) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such shares to the Trust. The Trustee reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request in connection with higher levels of redemption activity and/or short interest in the Trust. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trustee, the redemption request will not be considered to have been received in proper form and may be rejected by the Trustee.

Requests for redemption may be made on any Business Day directly to the Trustee (not to the Distributor). In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of Index Securities (based on NAV of the Trust) for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, (ii) accrued fees of the Trustee and (iii) other expenses of the Trust (including legal and auditing expenses) not previously deducted, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash

Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the second (2nd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may elect, in lieu thereof, to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption order is deemed received by the Trustee, as a part of the Cash Redemption Payment.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the Authorized Participant will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee, upon the request of a redeeming Authorized Participant, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below under “Portfolio Adjustments”).

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission methods acceptable to the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus, so as to be received by the Trustee not later than the Closing Time on the Transmittal Date. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Purchases and Redemptions of Creation Units — Redemption — Procedures for Redemption of Creation Units,” “Portfolio Adjustments — Adjustments to the Portfolio Deposit” and “Determination of Net Asset Value” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time (as defined below in “Purchases and Redemptions of Creation Units — Redemption — Placement of Redemption Orders Outside Clearing Process”), then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner will be determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but the requisite Units are not delivered by DTC Cut-Off Time, the stocks and Cash Redemption Payment will be delivered upon receipt of the requisite Units. If a redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date and the value of the stocks will be computed as of the Evaluation Time on the Business Day that such order is received in good order by the Trustee.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee, (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, or (c) for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using Clearing Process.    A redemption order made through the Clearing Process will be deemed received on the Transmittal Date so long as (a) the order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of a Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee will transfer (a) the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) on settlement date, and (b) the Cash Redemption Payment.

Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 1:00 p.m. New York time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered on settlement date and the Cash Redemption Payment to the redeeming Beneficial Owner on settlement date.

BOOK-ENTRY-ONLY SYSTEM

DTC acts as securities depository for the Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. Beneficial ownership of Units is shown on the records of DTC or the DTC Participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”).

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC

Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participants, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to the DTC Participants, Indirect Participants and persons holding interests through the DTC Participants and Indirect Participants. Ownership of beneficial interests in Units is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the relevant DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, any DTC Participant and Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC, DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Unit holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the relevant DTC Participant. The Trustee provides each such DTC Participant with copies of any notice, statement or other communication, in the form, number and at the place as such DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party).

Distributions are made to DTC or its nominee. DTC or its nominee, upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial

Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor, provided that it discharges its responsibilities with respect thereto in accordance with applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

NSCC is an affiliate of DTC and the Trustee and Sponsor, and/or their affiliates, own shares of DTC.

PORTFOLIO ADJUSTMENTS

The Index is a float-adjusted capitalization weighted index of 500 companies calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the Index equals the aggregate market value of the available float shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. S&P may also determine that the available float shares of one or more of the Index Securities has changed due to corporate actions, purchases or sales of securities by holders or other events. S&P may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the Index. In 2019, there were 26 company changes to the Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the Index.

The Trustee aggregates certain adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices for execution of orders. Adjustments are made more frequently in the case of significant changes to the Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 0.08% to 0.02%, depending on the net asset value of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the Index. For the year ended September 30, 2019, the Misweighting Amount was 0.02%.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities in the Index. To the extent that the method of determining the Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 0.5% of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 0.5% of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are underweighted in the Portfolio as compared to their relative weightings in the Index, such that the Misweighting of such Index Securities will not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trustee provides written notice of the termination of the Trust, from and after the date of such notice, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the determination of all redemptions or other purposes.

From time to time S&P may adjust the composition of the Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the Index. As stocks of an issuer are often removed from the Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day, an “Adjustment Day”), the number of shares and identity of each Index Security required for a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the net asset value of the Trust. The net asset value of the Trust is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in the net asset value per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the Index in a Portfolio Deposit for the following Business Day (“Request Day”), such that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount.” The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the Index divisor to be adjusted after the close of the market on that Business Day,* and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then-effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then-effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With

*

S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual changes. The announcements regarding changes in the index components are made after the close of trading on such day.

respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

EXCHANGE LISTING AND TRADING

The discussion below supplements the Summary with regard to exchange listing and trading matters associated with an investment in the Trust’s Units.

Secondary Trading on Exchanges

The Units are listed for secondary trading on the Exchange and individual Units may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the Business Day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change. If you buy or sell Units in the secondary market, you will pay the secondary market price for Units. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Further, SSGA FD may make payments from its own resources to certain broker-dealers pursuant to arrangements through which those broker-dealers have agreed to offer Units to their customers and not charge certain of their customers any commissions when those customers purchase or sell Units. Such payments to broker-dealers may create potential conflicts of interest between the broker-dealers and their customers.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Units of the Trust will continue to be met or that Units will always be listed on the Exchange. The Trust will be terminated if Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market change. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one (1) Business Day.

Units also are listed and traded on the Singapore Exchange Securities Trading Limited, the Tokyo Stock Exchange and the Australian Securities Exchange. In the future, Units may be listed and traded on other non-U.S. exchanges.

Trading Prices of Units

The trading prices of the Trust’s Units will fluctuate continuously throughout trading hours based on market supply and demand rather than the Trust’s NAV, which is calculated at the end of each Business Day. The Units will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of the Units. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. See the table “Frequency Distribution of Discounts and Premiums for the Trust: Bid/Ask Price vs. NAV as of 12/31/19” herein.

The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act of 1933. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with a distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Units, whether or not participating in the distribution of Units, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act of 1933 is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Units that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act of 1933 will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act of 1933. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act of 1933 is only available with respect to transactions on a national exchange.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of the Financial Industry Regulatory Authority (“FINRA”). Persons intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such person’s state of domicile or residence should consult their legal adviser regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.0945%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2021 to the extent total annual operating expenses (excluding extraordinary expenses) exceed 0.0945% after taking into consideration the earnings credit with respect to uninvested cash balances of the Trust. Thereafter, the Trustee may discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily net asset value.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced.

Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue any voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 0.20% per annum of the daily net asset value of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, an affiliate of the Trustee, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. An affiliate of SSGA FD separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell

Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 0.06% to 0.10% of the net asset value of the Trust, as shown below, depending on the net asset value of the Trust, plus or minus the Adjustment Amount (as defined below). The compensation is computed on each Business Day based on the net asset value of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Net Asset Value of the Trust	Fee as a Percentage of Net Asset Value of the Trust
$0 - $499,999,999	0.10% per annum plus or minus the Adjustment Amount*
$500,000,000 - $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust that falls in the size category indicated.

As of September 30, 2019 and as of December 31, 2019, the net asset value of the Trust was $274,259,439,699 and $307,394,595,333, respectively. No representation is made as to the actual net asset value of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future. For the fiscal year ended September 30, 2019, the aggregate dollar amount of net fees paid to the Trustee was $129,443,668.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust** or (b) increase the Trustee’s fee by the amount that the Transaction Fees (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as

**	The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

For example, during the year ended September 30, 2019, the Adjustment Amount included an excess of net transaction fees from processing orders of $6,005,194 and a Trustee earnings credit of $22,502,023. Thus, the Adjustment Amount reduced the Trustee’s fee by $28,507,217.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is computed as of the Evaluation Time, as shown under “Portfolio Adjustments — Adjustments to the Portfolio Deposit” on each Business Day. The net asset value of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent net asset value information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market therefor or, if there is no such appropriate closing sale price on such exchange, at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the securities are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such last sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee’s appraising the value of the securities in good faith on the bid side of the market, or (d) by any combination thereof.

ADDITIONAL RISK INFORMATION

The following section identifies additional risks. Prospective investors should carefully consider the additional information described below together with the information identified under “Summary — Principal Risks of Investing in the Trust.”

A liquid trading market for certain Portfolio Securities may not exist.    Although all of the Portfolio Securities are listed on a national securities exchange, the existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made or maintained for any Portfolio Securities, or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

Asset Category Risk.    The Portfolio Securities may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Trading Issues.    Units are listed for trading on the Exchange under the market symbol “SPY” and are listed or traded on certain non-U.S. stock exchanges other than the Exchange. Trading in Units on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Units inadvisable. In addition, trading in Units on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Trust will continue to be met or will remain unchanged or that the Units will trade with any volume, or at all, on any stock exchange. Investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. The Trust will be terminated if the Units are delisted from the Exchange.

Fluctuation of NAV; Unit Premiums and Discounts.    The NAV of the Units will generally fluctuate with changes in the market value of the Trust’s securities holdings. The market prices of Units will generally fluctuate in accordance with changes in the Trust’s NAV and supply and demand of Units on the Exchange or any other exchange on which Units are traded. It cannot be predicted whether Units will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of Units may deviate significantly from the NAV of the Units during periods of market volatility. While the creation/redemption feature is designed to make it likely that Units normally will trade close to the Trust’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Trust’s NAV. If an investor purchases Units at a time when the market price is at a premium to the NAV of the Units or sells at a time when the market price is at a discount to the NAV of the Units, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

Costs of Buying or Selling Units.    Investors buying or selling Units in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Units. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Units (the “bid” price) and the price at which an investor is willing to sell Units (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Units based on trading volume and market liquidity, and is generally lower if the Trust’s Units have more trading volume and market liquidity and higher if the Trust’s Units have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Units, including bid/ask spreads, frequent trading of Units may significantly reduce investment results and an investment in Units may not be advisable for investors who anticipate regularly making small investments.

Large Cap Risk.    The Portfolio Securities will generally consist of equity securities of large-capitalization U.S. issuers. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Investment in the Trust may have adverse tax consequences.    Investors in the Trust should consider the U.S. federal, state, local and other tax consequences of the ownership and disposition of Units. For a discussion of certain U.S. federal income tax consequences of the ownership and disposition of Units, see “Federal Income Taxes.”

Clearing and settlement of Creation Units may be delayed or fail.    Even if an order is processed through the continuous net settlement clearing process of NSCC, Portfolio Securities or Units, as applicable, may not be delivered on settlement date, due to liquidity or other constraints in the clearing process. Orders expected to settle outside of the continuous net settlement clearing process of NSCC are not covered by NSCC’s guarantee of completion of delivery.

ADDITIONAL INFORMATION REGARDING DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section included in this prospectus entitled “Dividends and Distributions.”

General Policies

The regular quarterly ex-dividend date for Units is the third (3rd) Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the first (1st) Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to qualify for an exemption from tax on its distributed income under the Code and to avoid U.S. federal excise tax would consist of (a) an increase in the distribution scheduled for January to include any amount by which the Trust’s estimated “investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gains for the prior taxable and/or calendar year exceeded the amount of Trust taxable income previously distributed with respect to such taxable year and/or calendar year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after the computation of the actual annual

“investment company taxable income” (determined prior to the deduction for dividends paid by the Trust) and net capital gain of the Trust of the amount, if any, by which such actual income and gain exceeds the distributions already made. The net asset value of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a RIC or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust. The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to RICs or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for Units to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants. With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of

Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the net asset value of the Trust.

INVESTMENT RESTRICTIONS

The Trust is not actively managed and only holds constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Therefore, the Trust is not authorized to invest in the securities of registered investment companies or any other registered or unregistered funds, lend its portfolio securities or other assets, issue senior securities or borrow money for the purpose of investing in securities, purchase securities on margin, sell securities short or invest in derivative instruments, including, without limitation, futures contracts, options or swaps.

INVESTMENTS BY INVESTMENT COMPANIES

Purchases of Units by investment companies are subject to restrictions pursuant to Section 12(d)(1) of the 1940 Act. The Trust has received an SEC order that permits registered investment companies to invest in Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-866-732-8673.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that, notwithstanding the investment restrictions described above, absent an exemption or SEC relief, (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding Units, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

ANNUAL REPORTS

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

BENEFIT PLAN INVESTOR CONSIDERATIONS

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans or entities whose underlying assets include “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (collectively, “Plans”) subject to the fiduciary responsibility requirements of ERISA, should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code. Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law, which may include restrictions similar to ERISA and Section 4975 of the Code, on investments in Units and the considerations discussed above, to the extent such considerations apply. Each purchaser and transferee of a Unit who is subject to ERISA or Section 4975 of the Code or any similar laws will be deemed to have represented by its acquisition and holding of each Unit that its acquisition and holding of any Units does not give rise to a non-exempt prohibited transaction under ERISA, the Code or any similar law.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the 1940 Act. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Each purchaser or transferee should consult legal counsel before purchasing the Units. Nothing herein shall be construed as a representation that an investment in the Units would meet any or all of the relevant legal requirements with respect to investments by, or is appropriate for, an employee benefit plan subject to ERISA or Section 4975 of the Code or a similar law.

INDEX LICENSE

A license agreement (the “License Agreement”) between SSGA FD, an affiliate of the Trustee, and S&P grants a license to SSGA FD to use the Index and to use certain trade names and trademarks of S&P in connection with the Trust. The Index also serves as a basis for determining the composition of the Portfolio. The Trustee (on behalf of the Trust), the Sponsor and the Exchange have each received a sublicense from SSGA FD for the use of the Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Units. Currently, the License Agreement is scheduled to terminate on November 29, 2031, but its term may be extended without the consent of any of the Beneficial Owners of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.03% of the daily size of the Trust (based on Unit closing price and outstanding Units) plus an annual license fee of $600,000.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGA FD, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Units or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s”, “S&P”, “S&P 500”, “Standard & Poor’s 500” or “500” or to use the Index except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

THE TRUST IS NOT SPONSORED, ENDORSED, SOLD OR MARKETED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES & COMPANY, INC.) (COLLECTIVELY, FOR PURPOSES OF THIS PARAGRAPH AND THE NEXT PARAGRAPH, “S&P”). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE TRUST PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE ITS STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P LICENSES TO THE TRUST CERTAIN TRADEMARKS AND TRADE NAMES AND THE INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO SSGA FD OR THE TRUST. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE TRUST OR THE OWNERS OF OR INVESTORS IN THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE TRUST. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE

DETERMINATION OF THE PRICES AND AMOUNT OF THE TRUST OR THE TIMING OF THE ISSUANCE OR SALE OF THE TRUST OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE UNITS ARE ISSUED OR REDEEMED. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE TRUST.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUSTEE, THE TRUST, OWNERS OF OR INVESTORS IN THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE INDEX. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK. The “SPDR” trademark is used under license from Standard & Poor’s Financial Services LLC, a division of S&P Global. No financial product offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. S&P has no obligation or liability in connection with the administration, marketing or trading of financial products. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. The Sponsor’s sole business activity is to act as the sponsor of the Trust and two other ETFs. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Holdings following the acquisition by NYSE Holdings of the American Stock Exchange LLC and all of its subsidiaries. On November 13, 2013, the Sponsor became an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”), following the acquisition of NYSE Holdings LLC (the parent company of the Sponsor) by ICE. As the parent company, ICE is the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.” NYSE Holdings is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee of such failure, or if the Sponsor resigns, or if the Sponsor is adjudged bankrupt or insolvent, or a receiver of the Sponsor or of its property is appointed, or a trustee or liquidator or any public officer takes charge or control of the Sponsor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or terminate the Trust Agreement and liquidate the Trust. Upon the Trustee’s and a successor Sponsor’s execution of an instrument of appointment and assumption, the successor Sponsor succeeds to all of the rights, powers, duties and obligations of the original Sponsor. The successor Sponsor shall not be under any liability under the Trust Agreement for occurrences or omissions prior to the execution of such instrument. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable, but not exceeding the amounts prescribed by the SEC.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The Trustee shall terminate the Trust Agreement and liquidate the Trust if, within sixty (60) days following the date on which a notice of resignation was delivered by the Sponsor, a successor Sponsor has not been appointed or the Trustee has not agreed to act as Sponsor.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking or refraining from taking any action in good faith, or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the purchase or sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, shareholders, officers, employees, subsidiaries and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party arising out of or in connection with the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses (including counsel fees) of defending against any claim or liability.

As of January 16, 2020, each of the following persons served as an officer or member of the Sponsor:

Name	Nature of Relationship or Affiliation with Sponsor
Stacey Cunningham	President
Scott Hill	Senior Vice President and Chief Financial Officer
Doug Foley	Senior Vice President, HR & Administration
Martin Hunter	Senior Vice President, Tax & Treasurer
Douglas Yones	Senior Director
Elizabeth King	General Counsel & Secretary
Martha Redding	Associate General Counsel & Assistant Secretary
Andrew Surdykowski	Senior Vice President
Sandra Kerr	Assistant Treasurer
Octavia Spencer	Assistant Secretary
NYSE American LLC	Member

The principal business address for each of the officers and members listed above is c/o NYSE Holdings LLC, 11 Wall Street, New York, New York 10005. None of the officers listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding limited liability company interests of the Sponsor. All of the outstanding limited liability company interests of the Sponsor are owned by NYSE American LLC as the sole member of the Sponsor.

None of the individuals listed above either directly or indirectly owns, controls or holds with power to vote any of the outstanding Units of the Trust.

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Stacey Cunningham**	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	President

Scott Hill***	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Chief Financial Officer

Doug Foley****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President

Martin Hunter*****	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Vice President, Tax & Treasury

Elizabeth King******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Chief Regulatory Officer, ICE & General Counsel & Secretary, NYSE

Martha Redding*******	NYSE Holdings LLC, 11 Wall Street, New York, New York 10005	Global operator of financial markets and provider of trading technologies	Assistant General Counsel & Assistant Secretary

Andrew Surdykowski********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	General Counsel

Sandra Kerr*********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Senior Tax Director

Other Companies of which Each of the Persons* Named Above is Presently an Officer, Director or Partner
Person Named Above	Name and Principal Business Address of such Other Company	Nature of Business of such Other Company	Nature of Affiliation with such Other Company

Octavia Spencer**********	Intercontinental Exchange, Inc., 5660 New Northside Drive NW, 3rd Floor, Atlanta, Georgia 30328	Global operator of regulated exchanges and clearing houses for financial and commodity markets	Corporate Secretary

*	Exclude persons whose affiliation with the Sponsor arises solely by virtue of stock ownership (as defined under Section 2(a)(3)(A) of the Investment Company Act of 1940).
**

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Cunningham is the President of NYSE Group, Inc. and a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 16 other subsidiaries of ICE.

***

In addition to his position with the Sponsor, Mr. Hill is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 143 other subsidiaries of ICE.

****

In addition to his position with the Sponsor, Mr. Foley is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 49 other subsidiaries of ICE.

*****

In addition to his position with the Sponsor, Mr. Hunter is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 105 other subsidiaries of ICE.

******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. King is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 27 other subsidiaries of ICE.

*******

In addition to her positions with the Sponsor and NYSE Holdings LLC, Ms. Redding is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 25 other subsidiaries of ICE.

********

In addition to his position with the Sponsor, Mr. Surdykowski is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 148 other subsidiaries of ICE.

*********	In addition to her positions with the Sponsor, Ms. Kerr is a Director and/or an officer (e.g., President, Chief Executive Officer, Senior Vice President) of 93 other subsidiaries of ICE.

**********

In addition to her position with the Sponsor, Ms. Spencer is a Director and/or an officer (e.g., Chief Financial Officer, Treasurer, Vice President, Manager, President, Managing Director, Secretary) of 101 other subsidiaries of ICE.

Stacey Cunningham is the President of the NYSE Group, which includes the New York Stock Exchange and a diverse range of equity and equity options exchanges, all wholly owned subsidiaries of ICE. She is the 67th President and the first woman to lead the NYSE Group. Most recently, she was the NYSE Chief Operating Officer where she was responsible for NYSE’s four equity markets and two options markets, leading the company’s strategy for its equities, equity derivatives and exchange-traded funds businesses. Prior to serving as COO, Ms. Cunningham was President of NYSE Governance Services and served as Head of Sales & Relationship Management at NYSE. Before joining NYSE, Ms. Cunningham held several senior positions at Nasdaq. Ms. Cunningham began her career on the NYSE trading floor where she served as a specialist. Ms. Cunningham earned her B.S. in Industrial Engineering from Lehigh University.

Scott Hill has served as Chief Financial Officer of ICE since May 2007. He is responsible for all aspects of ICE’s finance and accounting functions, treasury, tax, audit and controls, business development, human resources and investor relations. Mr. Hill also oversees ICE’s global clearing operations. Prior to joining ICE, Mr. Hill was Assistant Controller for Financial Forecasts and Measurements at IBM, where he oversaw worldwide financial performance and worked with all global business units and geographies. Mr. Hill began his career at IBM and held various accounting and financial positions in the U.S., Europe, and Japan, including Vice President and Controller of IBM Japan, and Assistant Controller, Financial Strategy and Budgets. He currently serves on the Board of Directors of VVC Exploration Corporation and serves on the Audit Committee. A native of Texas, Mr. Hill earned his BBA from the University of Texas at Austin and completed a Master of Business Administration at the Stern School of Business at New York University.

Doug Foley is Senior Vice President of Human Resources & Administration at ICE. In addition to other duties, he has overall responsibility for ICE’s global human resource and real estate functions. Prior to joining ICE in 2008, Mr. Foley worked in the Performance & Reward practice at Ernst & Young LLP in Atlanta. Mr. Foley previously worked in Global Compensation & Rewards at Delta Air Lines and began his career as a pension actuary, holding various roles at Ernst & Young LLP and Arthur Andersen LLP. Mr. Foley holds a Bachelor of Science in Mathematics and a Master of Science in Risk Management & Insurance both from Georgia State University.

Martin Hunter is Senior Vice President, Tax & Treasurer of Intercontinental Exchange, Inc. since 2013. Previously he was Vice President, Tax & Treasurer from August 2010 to November 2013.

Douglas Yones is currently the Head of Exchange Traded Products at the New York Stock Exchange, where he oversees the team responsible for the delivery of customized, full service end-to-end capabilities for ETP and Closed End Fund Issuers. Prior to joining the NYSE, Mr. Yones spent 17 years at The Vanguard Group, most recently as the Head of Domestic Equity Indexing/ETF Product Management. From 2007 through 2015, Mr. Yones worked on the development and launch of numerous ETFs in the U.S., U.K. and Canada. He also spent a number of years in Hong Kong, responsible for the development and launch of the regional ETF business for Vanguard in Asia.

Elizabeth King is Chief Regulatory Officer for ICE and General Counsel of NYSE Group, a wholly-owned subsidy of ICE. As ICE’s CRO, Ms. King oversees the company’s global regulatory and legal affairs initiatives. She also manages the legal department for NYSE Group, which includes its five cash equity and two equity options markets, including the New York Stock Exchange. Prior to joining ICE in March 2014, Ms. King was Deputy General Counsel and Global Head of Regulatory Affairs at securities trading firm KCG Holdings, Inc. Before joining KCG, she was Associate Director, Division of Trading and Markets at the U.S. Securities and Exchange Commission, where she was responsible for the SEC’s regulatory program for oversight of the securities markets. Ms. King holds a J.D. from the University of Pennsylvania, and an A.B. from Duke University.

Martha Redding has been with the Legal Department of the NYSE Group since 2011. She is Associate General Counsel and Assistant Secretary. Prior to joining the NYSE Group, she was Chief Compliance Officer & Associate General Counsel at Financial Security Assurance (now Assured Guaranty Municipal Corp) from 2004-2009.

Andrew Surdykowski is General Counsel of ICE. Mr. Surdykowski oversees ICE’s legal affairs globally, including public company compliance, corporate governance matters and serving as ICE’s key legal advisor. Mr. Surdykowski joined ICE in September 2005. He previously served as Senior Vice President, Associate General Counsel and Assistant Corporate Secretary. Before joining ICE, Mr. Surdykowski was an attorney at McKenna, Long & Aldridge (now known as Dentons), where he practiced in the corporate group. His experience at McKenna, Long & Aldridge included representing a broad array of clients in matters dealing with securities, mergers and acquisitions, corporate governance, finance and private equity. Mr. Surdykowski holds a law degree from the Georgia State University College of Law and a B.S. in Management from the Georgia Institute of Technology.

Sandra Kerr is Senior Tax Director, Tax Compliance & Audits of Intercontinental Exchange Holdings, Inc. in charge of Federal tax compliance and audits from February 2014 to present. Previously she was Tax Director/Consultant of Steele Consulting LLC providing tax services (via contracting work) to various corporate tax departments from June 2005 to February 2014, primarily for Intercontinental Exchange Holdings, Inc. from 2010 to February 2014 and various other companies from June 2005 to 2010.

Octavia Spencer is Corporate Secretary at ICE. In this role, she focuses on public company compliance and corporate governance matters. Prior to joining ICE in 2014,

Ms. Spencer worked as an attorney at McKenna, Long & Aldridge (now known as Dentons) where she practiced in the corporate law group and focused on public company compliance and corporate governance matters, public offerings, private placements and M&A work. Ms. Spencer holds a J.D. from the Duke University School of Law and a Bachelor of Arts degree from the University of North Carolina at Chapel Hill.

NYSE American LLC, formerly NYSE MKT LLC, NYSE Amex and prior to that, the American Stock Exchange, became a wholly-owned subsidiary of NYSE Holdings in 2008.

TRUSTEE

Effective June 16, 2017, SSBT resigned as trustee of the Trust. The Sponsor appointed the Trustee, a wholly-owned subsidiary of SSBT, as trustee of the Trust. The services received, and the trustee fees paid, by the Trust did not change as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

The Trustee is a limited purpose trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Iron Street, Boston, Massachusetts 02210. The Trustee is a direct wholly-owned subsidiary of SSBT and as such is regulated by the Federal Reserve System and is subject to applicable federal and state banking and trust laws and to supervision by the Federal Reserve, as well as by the Massachusetts Commissioner of Banks and the regulatory authorities of those states and countries in which a branch of the Trustee is located.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the acceptance of the appointment as Trustee for the Trust by the successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts promptly to appoint a successor Trustee in the manner and meeting the qualifications provided in the Trust Agreement. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trustee shall terminate the Trust Agreement and liquidate the Trust.

If the Trustee becomes incapable of acting as such, or fails to undertake or perform or becomes incapable of undertaking or performing any of the duties which by the terms of the Trust Agreement are required to be undertaken or performed by it, and such failure is not be cured within fifteen (15) Business Days following receipt of notice from the Sponsor of such failure, or the Trustee is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed, or a trustee or liquidator or any public officer takes charge or control of such Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such appointment of a successor Trustee via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance and acknowledgement of an instrument accepting appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a bank, trust company, corporation or national banking association organized and doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profits of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above and in the Trust Agreement.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or securities or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale, or the failure to make a sale, by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

The Trustee, directly or through Depository Trust Company or SSBT, as custodian, has possession of all securities and other property in which the Trust invests, all funds held for such investment, all equalization, redemption, and other special funds of the Trust, and all income upon, accretions to, and proceeds of such property and funds. The Trustee, directly or through SSBT, as custodian, segregates, by recordation on its books and records, all securities and/or property held for the Trust. All cash is held on deposit for the Trust and, to the extent not required for reinvestment or payment of Trust expenses, is distributed periodically to Unitholders.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

DISTRIBUTOR

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor is a registered broker-dealer and a member of FINRA. The Sponsor pays the Distributor for its services a flat annual fee of $25,000. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

TRUST AGREEMENT

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the exclusive right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship that all other shares of each such issuer are voted (known as “mirror voting”) to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners, although the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee inquires of each DTC Participant, either directly or through a third party, as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant or third party with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the net asset value of the Trust is less than $350,000,000, as adjusted for inflation in accordance with the CPI-U at the end of each year from (and including) 1997.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Units, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the Index; or (e) if the License Agreement is terminated. The Trust will be terminated if Units are delisted from the Exchange. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

The Trust will terminate if either the Sponsor or the Trustee resigns and a successor is not appointed. The Trust will also terminate if the Trustee is removed or the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trust is terminated as described above.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Units required.

LEGAL OPINION

The legality of the Units offered hereby has been passed upon by Davis Polk & Wardwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The financial statements as of September 30, 2019 included in this prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust has adopted a code of ethics in compliance with Rule 17j-1 requirements under the 1940 Act. Subject to pre-clearance, reporting, certification and other conditions and standards, the code permits personnel subject to the code, if any, to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

INVESTMENT BY AN UNDERTAKING FOR COLLECTIVE INVESTMENT IN TRANSFERABLE SECURITIES

The Trustee has reviewed the investment characteristics and limitations of the Trust and believes that, as of December 31, 2019, the Trust qualifies as an undertaking for collective investment (“UCI”) for purposes of the Luxembourg law of 17 December 2010. However, an Undertaking for Collective Investment in Transferable Securities should consult its own counsel regarding the qualification of the Trust as a UCI before investing in the Trust.

INFORMATION AND COMPARISONS RELATING TO

SECONDARY MARKET TRADING AND PERFORMANCE

One important difference between Units and conventional mutual fund shares is that Units are available for purchase or sale on an intraday basis on the Exchange at market prices. In contrast, shares in a conventional mutual fund may be purchased or redeemed only at a price at, or related to, the closing net asset value per share, as determined by the fund. The table below illustrates the distribution relationship of bid/ask spreads to NAV for 2019. This table should help investors evaluate some of the advantages and disadvantages of Units relative to mutual fund shares purchased and redeemed at prices at, or related to, the closing net asset value per share. Specifically, the table illustrates in an approximate way the risks of purchasing or selling Units at prices less favorable than closing NAV and, correspondingly, the opportunities to purchase or sell at prices more favorable than closing NAV.

For the most recent information regarding the Trust’s NAV, market price, premiums and discounts, and bid/ask spreads, please go to www.spdrs.com.

Frequency Distribution of Discounts and Premiums for the Trust:

Bid/Ask Price vs. NAV as of 12/31/19(1)(2)

Range		Calendar Quarter Ending 3/29/2019	Calendar Quarter Ending 6/28/2019	Calendar Quarter Ending 9/30/2019	Calendar Quarter Ending 12/31/2019	Calendar Year 2019
> 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
150 — 200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
100 — 150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
50 — 100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
25 — 50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
0 — 25 Basis Points	Days	32	31	39	34	136
	%	52.5%	49.2%	60.9%	53.1%	54.0%
Total Days at Premium	Days	32	31	39	34	136
	%	52.5%	49.2%	60.9%	53.1%	54.0%
Closing Price Equal to NAV	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Days at Discount	Days	29	32	25	30	116
	%	47.5%	50.8%	39.1%	46.9%	46.0%
0 — –25 Basis Points	Days	29	32	25	30	116
	%	47.5%	50.8%	39.1%	46.9%	46.0%
–25 — –50 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–50 — –100 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–100 — –150 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
–150 — –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%
< –200 Basis Points	Days	0	0	0	0	0
	%	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV better than 93.8% of the time from 1/29/93 (the first day of trading) through 12/31/19.

(1)	Source: NYSE Holdings LLC

(2)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

as of 12/31/19*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Index. Past performance is not necessarily an indication of how the Trust will perform in the future. The return based on NAV shown in the table below reflects the impact of a fee waiver and, without this waiver, returns would have been lower.

Cumulative Total Return
	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	31.25%	72.72%	251.57%
Return Based on Bid/Ask Price(2)(3)(4)(5)	31.09%	72.62%	251.64%
Index	31.49%	73.86%	256.66%

Average Annual Total Return**
	1 Year	5 Year	10 Year
Trust
Return Based on NAV(2)(3)(4)(5)	31.25%	11.55%	13.40%
Return Based on Bid/Ask Price(2)(3)(4)(5)	31.09%	11.54%	13.40%
Index	31.49%	11.70%	13.56%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

(2)	Total return figures have been calculated in the manner described above in “Summary — Trust Performance.”

(3)	Includes all applicable ordinary operating expenses set forth above in “Summary — Fees and Expenses of the Trust.”

(4)

Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in “Purchases and Redemptions of Creation Units.” If these amounts were reflected, returns to such persons would be less than those shown.

(5)

Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in “Exchange Listing and Trading — Secondary Trading on Exchanges.” If these amounts were reflected, returns to such persons would be less than those shown.

*	Source: NYSE Holdings LLC and State Street Global Advisors Trust Company.

**	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the NAV.

SPDR S&P 500 ETF TRUST

(“SPY”)

SPONSOR: PDR SERVICES LLC

This prospectus does not include all of the information with respect to SPY set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-46080) and

•	Investment Company Act of 1940 (File No. 811-06125).

To obtain copies from the SEC at prescribed rates—

CALL: 1-800-SEC-0330

VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about SPY not contained in this prospectus, and you should not rely on any other information. Read and keep both parts of this prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Units. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated January 16, 2020

SPDRSP500TR

CONTENTS OF REGISTRATION STATEMENT

This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.

The cross-reference sheet.

The prospectus.

The undertaking to file reports.

The signatures.

Written consents of the following persons:

PricewaterhouseCoopers LLP (included in Exhibit 99.C1)

Davis Polk & Wardwell LLP (included in Exhibit 99.2)

The following exhibits:

EX-99.2	— Opinion of Counsel as to legality of securities being registered and consent of Counsel (1)

EX-99.A1(1)	— Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, between PDR Services LLC, as Sponsor and State Street Bank and Trust Company, as Trustee (2)

EX-99.A1(2)	— Amendment No. 1 dated as of November 1, 2004 and effective November 8, 2004 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, between PDR Services LLC, as Sponsor and State Street Bank and Trust Company, as Trustee (3)

EX-99.A1(3)	— Amendment No. 2 dated as of February 1, 2009 and effective February 13, 2009 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, between PDR Services LLC, as Sponsor, and State Street Bank and Trust Company, as Trustee (4)

EX-99.A1(4)	— Amendment No. 3 dated as of November 23, 2009 and effective January 27, 2010 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, between PDR Services LLC, as Sponsor, and State Street Bank and Trust Company, as Trustee (5)

EX-99.A1(5)	— Amendment No. 4 dated as of April 12, 2017 and effective June 16, 2017 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, and to the Trust Indenture and Agreement dated and effective January 22, 1993 between PDR Services LLC, as Sponsor, and State Street Global Advisors Trust Company, as Trustee (15)

EX-99.A1(6)	— Amendment No. 5 dated as of August 4, 2017 and effective September 5, 2017 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, between PDR Services LLC, as Sponsor, and State Street Global Advisors Trust Company, as Trustee (15)

EX-99.A1(7)	— Trust Indenture and Agreement dated January 22, 1993 and effective January 22, 1993 between PDR Services Corporation, as Sponsor and State Street Bank and Trust Company, as Trustee (6)

EX-99.A1(8)	— Amendment dated as of January 19, 1996 to the Trust Indenture and Agreement dated January 22, 1993 between PDR Services Corporation, as Sponsor and State Street Bank and Trust Company, as Trustee (7)

EX-99.A1(9)

— Amendment dated as of September 1, 1997 and effective September 30, 1997 to the Trust Indenture and Agreement dated January 22, 1993 between PDR Services Corporation, as Sponsor, and State Street Bank and Trust Company, as Trustee (8)

EX-99.A1(10)	— Amendment dated as of January 1, 1999 and effective January 25, 1999 to the Trust Indenture and Agreement dated January 22, 1993 between PDR Services LLC, as Sponsor and State Street Bank and Trust Company, as Trustee (9)

EX-99.A3	— Distribution Agreement dated and effective April 16, 2018 (16)

EX-99.A4(1)	— Form of Global Certificates (5)

EX-99.A4(2)	— Form of Participant Agreement (11)

EX-99.A4(3)	— Sublicense Agreement entered into as of November 1, 2005 by and among PDR Services LLC, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (12)

EX-99.A4(4)	— Sublicense Agreement entered into as of November 1, 2005 by and among State Street Bank and Trust Company, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (12)

EX-99.A4(5)	— Custodian Agreement, dated as of November 30, 2017, between the Trustee and State Street Bank and Trust Company (15)

EX-99.A6(1)	— Amended and Restated Certificate of Formation of PDR Services LLC (13)

EX-99.A6(2)	— Amended and Restated Limited Liability Company Agreement of PDR Services LLC (13)

EX-99.A9(1)	— Chief Compliance Officer Services Agreement dated and effective October 5, 2004 (10)

EX-99.A9(2)	— Addendum to Chief Compliance Officer Services Agreements dated and effective September 1, 2006 (10)

EX-99.A9(3)	— Amendment to Chief Compliance Officer Services Agreement dated October 1, 2009 (10)

EX-99.A9(4)	— Depository Agreement among State Street Bank and Trust Company, as Trustee, PDR Services Corporation, as Sponsor and The Depository Trust Company as the Depository, dated January 14, 1993 (6)

EX-99.A9(5)	— Trustee Fee Waiver Agreement (1)

EX-99.A9(6)	— Administration Agreement, dated as of November 30, 2017, between the Trustee and State Street Bank and Trust Company (15)

EX-99.A9(7)	— Transfer Agency and Service Agreement, dated as of November 30, 2017, between the Trustee and State Street Bank and Trust Company (15)

EX-99.A11(1)	— Code of Ethics dated January 26, 2012, amended as of December 8, 2015 (14)

EX-99.A11(2)	— Code of Ethics of Distributor dated May 1, 2010, amended as of July 1, 2019 (1)

EX-99.C1	— Consent of Independent Registered Public Accounting Firm (1)

(1)	Filed herewith.
(2)	Filed on January 28, 2004 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(3)	Filed on January 28, 2005 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(4)	Filed on February 24, 2009 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(5)	Filed on January 27, 2010 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.

(6)	Filed on January 22, 1993 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(7)	Filed on January 19, 1996 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(8)	Filed on September 30, 1997 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(9)	Filed on January 25, 1999 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(10)	Filed on January 25, 2012 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(11)	Filed on January 26, 2011 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(12)	Filed on January 26, 2007 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(13)	Filed on January 23, 2013 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(14)	Filed on January 20, 2016 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(15)	Filed on January 18, 2018 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(16)	Filed on January 17, 2019 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.

FINANCIAL STATEMENTS

1. Statement of Financial Condition of the Trust as shown in the current prospectus for this series herewith.

2. Financial Statements of the Depositor:

PDR Services LLC—Financial Statements, as part of Intercontinental Exchange, Inc.’s current consolidated financial statements incorporated by reference to Form 10-K dated February 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, SPDR S&P 500 ETF Trust, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of January, 2020.

SPDR S&P 500 ETF TRUST
(Registrant)

By:	PDR Services LLC

By:	/s/ Stacey Cunningham
	Name:	Stacey Cunningham
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below on behalf of PDR Services LLC, the Depositor, by the following persons in the capacities and on the date indicated.

PDR SERVICES LLC

Name	Title/Office	Date

/s/ Stacey Cunningham	President of PDR Services LLC	January 16, 2020
Stacey Cunningham

/s/ Scott Hill Scott Hill	Chief Financial Officer of PDR Services LLC	January 16, 2020

/s/ Douglas Yones Douglas Yones	Senior Director of PDR Services LLC	January 16, 2020

EXHIBIT INDEX

EX-99.2	— Opinion of Counsel as to legality of securities being registered and consent of Counsel (1)

EX-99.A1(1)	— Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, between PDR Services LLC, as Sponsor and State Street Bank and Trust Company, as Trustee (2)

EX-99.A1(2)	— Amendment No. 1 dated as of November 1, 2004 and effective November 8, 2004 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, between PDR Services LLC, as Sponsor and State Street Bank and Trust Company, as Trustee (3)

EX-99.A1(3)	— Amendment No. 2 dated as of February 1, 2009 and effective February 13, 2009 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, between PDR Services LLC, as Sponsor, and State Street Bank and Trust Company, as Trustee (4)

EX-99.A1(4)	— Amendment No. 3 dated as of November 23, 2009 and effective January 27, 2010 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, between PDR Services LLC, as Sponsor, and State Street Bank and Trust Company, as Trustee (5)

EX-99.A1(5)	— Amendment No. 4 dated as of April 12, 2017 and effective June 16, 2017 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, and to the Trust Indenture and Agreement dated and effective January 22, 1993 between PDR Services LLC, as Sponsor, and State Street Global Advisors Trust Company, as Trustee (15)

EX-99.A1(6)	— Amendment No. 5 dated as of August 4, 2017 and effective September 5, 2017 to the Amended and Restated Standard Terms and Conditions of Trust dated as of January 1, 2004 and effective January 27, 2004, as amended, between PDR Services LLC, as Sponsor, and State Street Global Advisors Trust Company, as Trustee (15)

EX-99.A1(7)	— Trust Indenture and Agreement dated January 22, 1993 and effective January 22, 1993 between PDR Services Corporation, as Sponsor and State Street Bank and Trust Company, as Trustee (6)

EX-99.A1(8)	— Amendment dated as of January 19, 1996 to the Trust Indenture and Agreement dated January 22, 1993 between PDR Services Corporation, as Sponsor and State Street Bank and Trust Company, as Trustee (7)

EX-99.A1(9)	— Amendment dated as of September 1, 1997 and effective September 30, 1997 to the Trust Indenture and Agreement dated January 22, 1993 between PDR Services Corporation, as Sponsor, and State Street Bank and Trust Company, as Trustee (8)

EX-99.A1(10)	— Amendment dated as of January 1, 1999 and effective January 25, 1999 to the Trust Indenture and Agreement dated January 22, 1993 between PDR Services LLC, as Sponsor and State Street Bank and Trust Company, as Trustee (9)

EX-99.A3	— Distribution Agreement dated and effective April 16, 2018 (16)

EX-99.A4(1)	— Form of Global Certificates (5)

EX-99.A4(2)	— Form of Participant Agreement (11)

EX-99.A4(3)	— Sublicense Agreement entered into as of November 1, 2005 by and among PDR Services LLC, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (12)

EX-99.A4(4)	— Sublicense Agreement entered into as of November 1, 2005 by and among State Street Bank and Trust Company, as Sublicensee, State Street Global Markets, LLC, as Licensee, and Standard & Poor’s (12)

EX-99.A4(5)	— Custodian Agreement, dated as of November 30, 2017, between the Trustee and State Street Bank and Trust Company (15)

EX-99.A6(1)	— Amended and Restated Certificate of Formation of PDR Services LLC (13)

EX-99.A6(2)	— Amended and Restated Limited Liability Company Agreement of PDR Services LLC (13)

EX-99.A9(1)	— Chief Compliance Officer Services Agreement dated and effective October 5, 2004 (10)

EX-99.A9(2)	— Addendum to Chief Compliance Officer Services Agreements dated and effective September 1, 2006 (10)

EX-99.A9(3)	— Amendment to Chief Compliance Officer Services Agreement dated October 1, 2009 (10)

EX-99.A9(4)	— Depository Agreement among State Street Bank and Trust Company, as Trustee, PDR Services Corporation, as Sponsor and The Depository Trust Company as the Depository, dated January 14, 1993 (6)

EX-99.A9(5)	— Trustee Fee Waiver Agreement (1)

EX-99.A9(6)	— Administration Agreement, dated as of November 30, 2017, between the Trustee and State Street Bank and Trust Company (15)

EX-99.A9(7)	— Transfer Agency and Service Agreement, dated as of November 30, 2017, between the Trustee and State Street Bank and Trust Company (15)

EX-99.A11(1)	— Code of Ethics dated January 26, 2012, amended as of December 8, 2015 (14)

EX-99.A11(2)	— Code of Ethics of Distributor dated May 1, 2010, amended as of July 1, 2019 (1)

EX-99.C1	— Consent of Independent Registered Public Accounting Firm (1)

(1)	Filed herewith.
(2)	Filed on January 28, 2004 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(3)	Filed on January 28, 2005 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(4)	Filed on February 24, 2009 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(5)	Filed on January 27, 2010 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(6)	Filed on January 22, 1993 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(7)	Filed on January 19, 1996 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(8)	Filed on September 30, 1997 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(9)	Filed on January 25, 1999 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(10)	Filed on January 25, 2012 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(11)	Filed on January 26, 2011 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(12)	Filed on January 26, 2007 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(13)	Filed on January 23, 2013 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(14)	Filed on January 20, 2016 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(15)	Filed on January 18, 2018 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.
(16)	Filed on January 17, 2019 with registrant’s Registration Statement on Form S-6 (File Nos. 33-46080 and 811-06125) and incorporated by reference herein.